Document and Entity Information	12 Months Ended
Sep. 30, 2011
Document and Entity Information
Entity Registrant Name	GREENMAN TECHNOLOGIES INC
Entity Central Index Key	0000932699
Document Type	S-1
Document Period End Date	Mar 31, 2012
Amendment Flag	false
Current Fiscal Year End Date	--09-30
Entity Well-known Seasoned Issuer	No
Entity Voluntary Filers	No
Entity Current Reporting Status	Yes
Entity Filer Category	Smaller Reporting Company

Consolidated Balance Sheets (USD $)	Sep. 30, 2010
Current assets:
Cash and cash equivalents	$ 186,104
Certificates of deposit	500,000
Certificates of deposit, restricted	257,500
Accounts receivable, trade, less allowance for doubtful accounts of $151,840 and $301 as of September 30, 2011 and September 30, 2010	29,913
Inventory	303,636
Seller's note, related party, current portion	325,000
Prepaid expenses	202,566
Other current assets	151,047
Assets related to discontinued operations	1,780,909
Total current assets	3,736,675
Property, plant and equipment, net	477,500
Other assets:
Certificates of deposit, restricted	300,000
Long term contracts, net	441,667
Seller's note, related party, non-current	475,000
Purchased technology, net	441,667
Other	229,685
Assets related to discontinued operations	758,226
Total other assets	2,646,245
Total assets	6,860,420
Current liabilities:
Accounts payable	571,869
Accrued expenses	649,938
Billings in excess of cost	24,450
Notes payable, current	92,896
Obligations due under lease settlement, current	68,518
Notes payable, related parties, current	300,873
Liabilities relating to discontinued operations	992,151
Total current liabilities	2,700,695
Notes payable, non-current	920,870
Obligations due under lease settlement, non-current	505,540
Liabilities related to discontinued operations	214,919
Total liabilities	4,342,024
Stockholders' (deficit) equity:
Preferred stock, $1.00 par value, 1 million shares authorized
Common stock, $.01 par value, 100 million shares authorized, 36,173,033 shares and 33,300,060 issued and outstanding at September 30, 2011 and 2010	333,001
Additional paid-in capital	39,090,313
Accumulated deficit	(36,904,918)
Total stockholders' (deficit) equity	2,518,396
Total liabilities and stockholders' (deficit) equity	$ 6,860,420

Consolidated Balance Sheets (Parenthetical) (USD $)	Sep. 30, 2011	Sep. 30, 2010
Statement of Financial Position [Abstract]
Accounts receivable, trade, allowance for doubtful accounts (in dollars)	$ 151,840	$ 301
Preferred stock, par value (in dollars per share)	$ 1	$ 1
Preferred stock, shares authorized	1,000,000	1,000,000
Common stock, par value (in dollars per share)	$ 0.01	$ 0.01
Common stock, shares authorized	100,000,000	100,000,000
Common stock, shares issued	36,173,033	33,300,060
Common stock, shares outstanding	36,173,033	33,300,060

Consolidated Statements of Operations (USD $)	3 Months Ended		6 Months Ended		12 Months Ended
	Mar. 31, 2012	Mar. 31, 2011	Mar. 31, 2012	Mar. 31, 2011	Sep. 30, 2011	Sep. 30, 2010
Income Statement [Abstract]
Net sales	$ 572,884	$ 517,921	$ 968,901	$ 878,123	$ 1,767,644	$ 332,533
Cost of sales	459,308	596,681	864,603	993,127	1,833,042	1,029,539
Gross profit (loss)	113,576	(78,760)	104,298	(115,004)	(65,398)	(697,006)
Operating expenses:
Selling, general and administrative	650,338	822,142	1,373,084	1,636,371	3,467,094	3,367,571
Impairment loss		149,600		149,600	149,600
Research and development	61,083	323,566	98,421	513,533	1,322,021	699,366
Total operating expenses	711,421	1,295,308	1,471,505	2,299,504	4,938,715	4,066,937
Operating loss from continuing operations	(597,845)	(1,374,068)	(1,367,207)	(2,414,508)	(5,004,113)	(4,763,943)
Non-operating income (expense):
Interest income	10,963	10,848	22,053	25,077	53,191	167,664
Interest and financing costs	(425,251)	(158,801)	(780,014)	(263,763)	(819,475)	(88,534)
Realized loss on investments						(28,393)
Other, net	(34,364)	(40,206)	(64,922)	(81,913)	(188,803)	(220,302)
Non-operating income (expense)	(448,652)	(188,159)	(822,883)	(320,599)	(955,087)	(169,565)
Loss from continuing operations before income taxes					(5,959,200)	(4,933,508)
Income tax benefit					321,519
Loss from continuing operations	(1,046,497)	(1,562,227)	(2,190,090)	(2,735,107)	(5,637,681)	(4,933,508)
Discontinued operations:
Loss on sale of discontinued operations, net of taxes	(63,000)		(63,000)		(59,526)
Loss from discontinued operations, net of taxes		(743,968)		(1,056,044)	(1,116,413)	(708,322)
Total Discontinued operations	(63,000)	(743,968)	(63,000)	(1,056,044)	(1,175,939)	(708,322)
Net loss					$ (6,813,620)	$ (5,641,830)
Loss from continuing operations per share - basic and diluted (in dollars per share)	$ (0.03)	$ (0.05)	$ (0.06)	$ (0.08)	$ (0.16)	$ (0.15)
Loss from discontinued operations per share - basic and diluted (in dollars per share)		$ (0.02)		$ (0.03)	$ (0.03)	$ (0.02)
Net loss per share - basic and diluted (in dollars per share)	$ (0.03)	$ (0.07)	$ (0.06)	$ (0.11)	$ (0.19)	$ (0.17)
Weighted average shares outstanding - basic (in shares)	35,700,008	33,668,195	36,150,109	33,550,782	35,621,150	33,110,940
Weighted average shares outstanding - diluted (in shares)	35,700,008	33,668,195	36,150,109	33,550,782	35,621,150	33,110,940

Consolidated Statements of Changes in Stockholders' (Deficit) Equity (USD $)	Common Stock [Member]	Additional Paid-in Capital [Member]	Retained Earnings [Member]	Accumulated Other Comprehensive Income (Loss) [Member]	Treasury Stock [Member]
Balance at Sep. 30, 2009	$ 330,773	$ 38,839,342	$ (31,263,088)	$ (19,849)
Balance (in shares) at Sep. 30, 2009	33,077,310
Increase (Decrease) in Stockholders' Equity
Compensation expense associated with stock options		155,611
Reclassification adjustment for net loss realized in income				19,849
Common stock issued with promissory notes	1,618	71,170
Common stock issued with promissory notes (in shares)	161,750
Common stock issued on exercise of options	360	11,940
Common stock issued on exercise of options (in shares)	36,000
Common stock issued for services rendered	250	12,250
Common stock issued for services rendered (in shares)	25,000
Net loss			(5,641,830)
Balance at Sep. 30, 2010	333,001	39,090,313	(36,904,918)
Balance (in shares) at Sep. 30, 2010	33,300,060
Increase (Decrease) in Stockholders' Equity
Compensation expense associated with stock options		252,482
Common stock issued with promissory notes	5,818	278,275
Common stock issued with promissory notes (in shares)	581,750
Common stock issued on exercise of options	2,497	66,903
Common stock issued on exercise of options (in shares)	249,555
Common stock issued for services rendered	417	16,250
Common stock issued for services rendered (in shares)	41,668
Common stock issued as additional collateral	20,000				(20,000)
Common stock issued as additional collateral (in shares)	2,000,000
Beneficial conversion discount on convertible notes payable		403,711
Value of warrants issued for financing		189,916
Net loss			(6,813,620)
Balance at Sep. 30, 2011	361,730	40,297,850	(43,718,538)		(20,000)
Balance (in shares) at Sep. 30, 2011	36,173,033
Increase (Decrease) in Stockholders' Equity
Compensation expense associated with stock options		99,400
Common stock issued with promissory notes	4,218	206,658
Common stock issued with promissory notes (in shares)	421,750
Common stock issued on exercise of options	222	(222)
Common stock issued on exercise of options (in shares)	22,222
Common stock issued for services rendered	2,583	122,816
Common stock issued for services rendered (in shares)	258,288
Beneficial conversion discount on convertible notes payable		325,948
Value of warrants issued for financing		122,834
Balance at Mar. 31, 2012	$ 359,975	$ 41,687,714	$ (45,971,628)
Balance (in shares) at Mar. 31, 2012	35,997,494

Consolidated Statements of Cash Flows (USD $)	6 Months Ended		12 Months Ended
	Mar. 31, 2012	Mar. 31, 2011	Sep. 30, 2011	Sep. 30, 2010
Cash flows from operating activities:
Net loss			$ (6,813,620)	$ (5,641,830)
Adjustments to reconcile net income to net cash used in operating activities:
Impairment loss and inventory valuation allowance		598,479	448,879
Impairment loss on deposits		149,600	149,600
Loss on disposal of discontinued operations	63,000		59,526
Loss on sale of investments				28,393
Shares issued for services rendered	125,399	16,667	16,667	12,500
Shares issued for loan agreements				72,788
Warrants issued			2,905
Depreciation	55,568	100,250	187,942	206,913
Deferred financing costs			(81,305)
Amortization of deferred financing costs	29,944	114,435	20,198
Stock compensation expense	99,400	112,952	252,482	155,611
Amortization of stock issued with debt	210,875		351,313
Amortization of warrants and discounts issued with debt	254,575		105,182
Amortization of patents		10,830	10,830	21,667
Amortization of long term contracts	25,002	114,627	139,620	229,250
Amortization of purchased technology	25,002	25,002	49,995	50,000
(Increase) decrease in assets:
Accounts receivable	(16,438)	(2,906)	(194,223)	174,398
Inventory	(132,022)	224,340	135,304	83,614
Costs in excess of billings	52,836	(80,528)	(143,770)
Prepaid and other current assets	51,401	176,962	95,049	225,593
Other assets	(15,836)	(64,476)	(83,707)	(23,760)
(Decrease) increase in liabilities:
Accounts payable	253,091	201,488	579,076	243,955
Billings in excess of costs	(17,842)	(18,681)	18,257
Accrued expenses	305,387	52,925	332,092	(719,720)
Net cash used in operating activities	(857,383)	(2,208,785)	(4,361,708)	(4,880,128)
Cash flows from investing activities:
Purchase of property and equipment		(58,654)	(52,957)	(309,382)
Maturity of certificates of deposit		500,000	757,500	742,500
Note received in sale of Green Tech Products assets			150,000
Cash provided in sale of Green Tech Products assets			(120,838)
Proceeds from marketable investments				2,837,712
Net cash (used in) provided by investing activities	(527,954)	441,346	733,705	3,270,830
Cash flows from financing activities:
Proceeds from notes payable		1,222,000	2,190,372	255,420
Proceeds from convertible notes payable	1,185,000	500,000	2,225,000
Proceeds from notes payable, related party	155,000	130,000	152,302	323,500
Repayment of notes payable	(84,186)	(98,628)	(998,707)	(400,553)
Repayment of notes payable, related party	(19,336)	(121,900)	(150,257)	(48,807)
Proceeds from the exercise of stock options		36,900	69,400	12,300
Net cash provided by financing activities	1,236,478	1,668,372	3,488,110	141,860
Net increase (decrease) in cash and cash equivalents	(148,859)	(99,067)	(139,893)	(1,467,438)
Cash and cash equivalents at beginning of year	153,657	186,104	186,104	1,760,988
Cash and cash equivalents at end of period	4,798	194,483	153,657	186,104
Supplemental cash flow information:
Shares issued as additional collateral		20,000	20,000
Shares issued with debt	210,876	284,093	284,093
Beneficial conversion feature	325,948		403,711
Warrants issued with debt	122,834	2,905	187,011
Interest paid	136,595	109,755	265,455	61,202
Taxes paid				$ 520,192

Consolidated Statements of Cash Flows (Parenthetical) (USD $)	Sep. 30, 2011	Sep. 30, 2010	Sep. 30, 2009
Statement of Cash Flows [Abstract]
Cash and cash equivalents at beginning of year, associated with discontinued operations	$ 0	$ 107,446	$ 224,915
Cash and cash equivalents at end of period, associated with discontinued operations	$ 0	$ 107,446	$ 224,915

Condensed Consolidated Balance Sheets (USD $)	Mar. 31, 2012	Sep. 30, 2011
Current assets:
Cash and cash equivalents	$ 4,798	$ 153,657
Certificates of deposit, restricted		300,000
Accounts receivable, trade, less allowance for doubtful accounts of $151,840 as of March 31, 2012 and September 30, 2011		371,575
Inventory		348,179
Costs in excess of billings		143,770
Seller's note, related party, current portion		275,000
Prepaid expenses		164,912
Other current assets		112,921
Total current assets		1,870,014
Property, plant and equipment, net		383,540
Other assets:
Seller's note, related party, non-current		525,000
Long term contracts, net		391,672
Purchased technology, net		391,672
Other		224,898
Total other assets		1,533,242
Total assets		3,786,796
Current liabilities:
Accounts payable		969,424
Accrued expenses		917,984
Billings in excess of cost		42,707
Notes payable, current		2,167,285
Obligations due under lease settlement, current		68,518
Notes payable, related parties, current		370,138
Total current liabilities		4,536,056
Notes payable, non-current		84,695
Convertible notes payable, non-current		1,739,460
Obligations due under lease settlement, non-current		505,540
Total liabilities		6,865,751
Stockholders' deficit:
Preferred stock, $1.00 par value, 1 million shares authorized
Common stock, $.01 par value, 100 million shares authorized, 35,997,494 shares and 36,173,033 issued and outstanding at March 31, 2012 and September 30, 2011		361,733
Additional paid-in capital		40,297,850
Common shares held as collateral		(20,000)
Accumulated deficit		(43,718,538)
Total stockholders' (deficit) equity	(3,923,939)	(3,078,955)
Total liabilities and stockholders' (deficit) equity		3,786,796
Unaudited
Current assets:
Cash and cash equivalents	4,798
Certificates of deposit, restricted	300,000
Accounts receivable, trade, less allowance for doubtful accounts of $151,840 as of March 31, 2012 and September 30, 2011	388,013
Inventory	480,201
Costs in excess of billings	90,934
Seller's note, related party, current portion	275,000
Prepaid expenses	58,868
Other current assets	169,316
Total current assets	1,767,130
Property, plant and equipment, net	305,239
Other assets:
Seller's note, related party, non-current	523,248
Long term contracts, net	366,670
Purchased technology, net	366,670
Software development costs, net	524,323
Other	147,790
Total other assets	1,928,701
Total assets	4,001,070
Current liabilities:
Accounts payable	1,222,515
Accrued expenses	1,128,479
Billings in excess of cost	24,865
Notes payable, current	2,102,660
Convertible notes payable, current	2,301,496
Obligations due under lease settlement, current	68,518
Notes payable, related parties, current	32,302
Total current liabilities	6,880,835
Notes payable, non-current	65,134
Notes payable, related parties, non-current	473,500
Obligations due under lease settlement, non-current	505,540
Total liabilities	7,925,009
Stockholders' deficit:
Preferred stock, $1.00 par value, 1 million shares authorized
Common stock, $.01 par value, 100 million shares authorized, 35,997,494 shares and 36,173,033 issued and outstanding at March 31, 2012 and September 30, 2011	359,975
Additional paid-in capital	41,687,714
Accumulated deficit	(45,971,628)
Total stockholders' (deficit) equity	(3,923,939)
Total liabilities and stockholders' (deficit) equity	$ 4,001,070

Condensed Consolidated Balance Sheets (Parenthetical) (USD $)	Mar. 31, 2012 Unaudited
Accounts receivable, trade, allowance for doubtful accounts (in dollars)	$ 151,840
Preferred stock, par value (in dollars per share)	$ 1
Preferred stock, shares authorized	1,000,000
Common stock, par value (in dollars per share)	$ 0.01
Common stock, shares authorized	100,000,000
Common stock, shares issued	35,997,494
Common stock, shares outstanding	35,997,494

Condensed Consolidated Statements of Operations (Unaudited) (USD $)	3 Months Ended		6 Months Ended		12 Months Ended
	Mar. 31, 2012	Mar. 31, 2011	Mar. 31, 2012	Mar. 31, 2011	Sep. 30, 2011	Sep. 30, 2010
Income Statement [Abstract]
Net sales	$ 572,884	$ 517,921	$ 968,901	$ 878,123	$ 1,767,644	$ 332,533
Cost of sales	459,308	596,681	864,603	993,127	1,833,042	1,029,539
Gross profit (loss)	113,576	(78,760)	104,298	(115,004)	(65,398)	(697,006)
Operating expenses:
Selling, general and administrative	650,338	822,142	1,373,084	1,636,371	3,467,094	3,367,571
Impairment loss		149,600		149,600	149,600
Research and development	61,083	323,566	98,421	513,533	1,322,021	699,366
Total operating expenses	711,421	1,295,308	1,471,505	2,299,504	4,938,715	4,066,937
Operating loss from continuing operations	(597,845)	(1,374,068)	(1,367,207)	(2,414,508)	(5,004,113)	(4,763,943)
Non operating (expense)
Interest and financing costs	(425,251)	(158,801)	(780,014)	(263,763)	(819,475)	(88,534)
Interest income	10,963	10,848	22,053	25,077	53,191	167,664
Other, net	(34,364)	(40,206)	(64,922)	(81,913)	(188,803)	(220,302)
Non-operating income (expense)	(448,652)	(188,159)	(822,883)	(320,599)	(955,087)	(169,565)
Realized loss on investments						(28,393)
Loss from continuing operations	(1,046,497)	(1,562,227)	(2,190,090)	(2,735,107)	(5,637,681)	(4,933,508)
Discontinued operations
Loss on disposal of discontinued operations	(63,000)		(63,000)		(59,526)
Loss from discontinued operations		(743,968)		(1,056,044)	(1,116,413)	(708,322)
Total Discontinued operations	(63,000)	(743,968)	(63,000)	(1,056,044)	(1,175,939)	(708,322)
Net loss	(1,109,497)	(2,306,195)	(2,253,090)	(3,791,151)
Loss from continuing operations per share-basic and diluted (in dollars per share)	$ (0.03)	$ (0.05)	$ (0.06)	$ (0.08)	$ (0.16)	$ (0.15)
Loss from discontinued operations per share -basic and diluted (in dollars per share)		$ (0.02)		$ (0.03)	$ (0.03)	$ (0.02)
Net loss per share - basic and diluted (in dollars per share)	$ (0.03)	$ (0.07)	$ (0.06)	$ (0.11)	$ (0.19)	$ (0.17)
Weighted average shares outstanding - basic (in shares)	35,700,008	33,668,195	36,150,109	33,550,782	35,621,150	33,110,940
Weighted average shares outstanding - diluted (in shares)	35,700,008	33,668,195	36,150,109	33,550,782	35,621,150	33,110,940
Income tax benefit					321,519
Loss from continuing operations before income taxes					$ (5,959,200)	$ (4,933,508)

Condensed Consolidated Statement of Changes in Shareholders Deficit (Unaudited) (USD $)	Common Stock [Member]	Additional Paid-in Capital [Member]	Retained Earnings [Member]	Treasury Stock [Member]	Total
Balance at Sep. 30, 2009	$ 330,773	$ 38,839,342	$ (31,263,088)		$ 7,887,178
Balance (in shares) at Sep. 30, 2009	33,077,310
Increase (Decrease) in Stockholders' Equity
Compensation expense associated with stock options		155,611			155,611
Common stock issued upon option exercise	360	11,940			12,300
Common stock issued upon option exercise (in shares)	36,000
Common stock issued with promissory notes	1,618	71,170			72,788
Common stock issued with promissory notes (in shares)	161,750
Common stock issued for services rendered	250	12,250			12,500
Common stock issued for services rendered (in shares)	25,000
Balance at Sep. 30, 2010	333,001	39,090,313	(36,904,918)		2,518,396
Balance (in shares) at Sep. 30, 2010	33,300,060
Increase (Decrease) in Stockholders' Equity
Compensation expense associated with stock options		252,482			252,482
Common stock issued upon option exercise	2,497	66,903			69,400
Common stock issued upon option exercise (in shares)	249,555
Common stock issued with promissory notes	5,818	278,275			284,093
Common stock issued with promissory notes (in shares)	581,750
Common stock issued for services rendered	417	16,250			16,667
Common stock issued for services rendered (in shares)	41,668
Beneficial conversion discount on convertible notes payable		403,711			403,711
Value of warrants issued for financing		189,916			189,916
Balance at Sep. 30, 2011	361,730	40,297,850	(43,718,538)	(20,000)	(3,078,955)
Balance (in shares) at Sep. 30, 2011	36,173,033
Increase (Decrease) in Stockholders' Equity
Compensation expense associated with stock options		99,400			99,400
Common stock issued upon option exercise	222	(222)
Common stock issued upon option exercise (in shares)	22,222
Common stock issued with promissory notes	4,218	206,658			210,876
Common stock issued with promissory notes (in shares)	421,750
Common stock issued for services rendered	2,583	122,816			125,399
Common stock issued for services rendered (in shares)	258,288
Common stock issued upon convertible debt exercise	9,621	419,136			428,757
Common stock issued upon convertible debt exercise (in shares)	962,069
Common stock issued for convertible debt interest	1,601	93,291			94,892
Common stock issued for convertible debt interest (in shares)	160,132
Beneficial conversion discount on convertible notes payable		325,948			325,948
Value of warrants issued for financing		122,834			122,834
Return of collateral shares	(20,000)			20,000
Return of collateral shares (in shares)	(2,000,000)
Net loss			(2,253,090)		(2,253,090)
Balance at Mar. 31, 2012	$ 359,975	$ 41,687,714	$ (45,971,628)		$ (3,923,939)
Balance (in shares) at Mar. 31, 2012	35,997,494

Condensed Consolidated Statements of Cash Flows (Unaudited) (USD $)	6 Months Ended
Mar. 31, 2012
Cash flows from operating activities:
Net loss	$ (2,253,090)
Adjustments to reconcile net income to net cash used in operating activities:
Shares issued for services rendered	125,399
Loss on disposal of discontinued operations	63,000
Loss on disposal of property and equipment	22,733
Depreciation	55,568
Amortization of stock issued	210,875
Amortization of beneficial conversion feature and warrants	254,575
Amortization of deferred financing costs	29,944
Stock compensation expense	99,400
Amortization of long term contracts	25,002
Amortization of purchased technology	25,002
Amortization of software costs	3,632
(Increase) decrease in assets:
Accounts receivable	(16,438)
Inventory	(132,022)
Costs in excess of billings	52,836
Prepaid and other current assets	51,401
Other assets	(15,836)
(Decrease) increase in liabilities:
Accounts payable	253,091
Billings in excess of costs	(17,842)
Accrued expenses	305,387
Net cash used in operating activities	(857,383)
Cash flows from investing activities:
Software development costs	(527,954)
Net cash (used in) provided by investing activities	(527,954)
Cash flows from financing activities:
Proceeds from convertible notes payable	1,185,000
Proceeds from notes payable, related party	155,000
Repayment of notes payable	(84,186)
Repayment of notes payable, related party	(19,336)
Net cash provided by financing activities	1,236,478
Net increase (decrease) in cash and cash equivalents	(148,859)
Cash and cash equivalents at beginning of year	153,657
Cash and cash equivalents at end of period	4,798
Supplemental cash flow information:
Shares issued with debt extensions	210,876
Shares issued in converted debt	523,649
Beneficial conversion feature	325,948
Warrants issued	122,834
Interest paid	$ 136,595

Summary of Significant Accounting Policies	12 Months Ended
Sep. 30, 2011
Accounting Policies [Abstract]
Summary of Significant Accounting Policies

1.                                      Summary of Significant Accounting Policies

GreenMan Technologies, Inc. (together with its subsidiaries “we”, “us” or “our”) was originally founded in 1992 and has operated as a Delaware corporation since 1995.  Prior to August 1, 2011, GreenMan was comprised of two business segments, the dual fuel conversion operations (American Power Group) and the molded recycled rubber products operations (Green Tech Products) . As described below, our business changed substantially in August 2011, when we sold substantially all of the assets of our molded recycled rubber products operations.

Recent Developments

In March 2011, we announced our intention to divest our Green Tech Products business and to devote all of our corporate resources to American Power Group’s dual fuel conversion business. On June 14, 2011 we entered into a definitive Asset Purchase Agreement with Irish Knight Holdings, L.L.C. a company co-owned by two of Green Tech’s senior managers to sell, subject to shareholder approval, substantially all of the assets of Green Tech Products. On July 29, 2011 our shareholders approved the sale and on August 1, 2011 we completed the sale and recorded a loss on disposal of approximately $59,000. The consideration for the purchase of the assets was (i) the assumption of substantially all of Green Tech Products  liabilities, which were approximately $1.2 million (ii) a $50,000 stock inventory credit toward the purchase of products and services from the buyer, which credit may be applied during the first nine months after completion of the sale; and (iii) a promissory note in the principal amount of $100,000 which is payable in increasing monthly installments over a period of 60 months. Green Tech Products’ assets, liabilities and results of operations for all periods to be presented in the Form 10-K for the fiscal year ended September 30, 2011 and 2010. (See Note 2)

Nature of Operations, Risks, and Uncertainties

Our American Power Group’s patented dual fuel conversion system is a unique external fuel delivery enhancement system that converts existing diesel engines into more efficient and environmentally friendly engines that have the flexibility, depending on the circumstances, to run on:

·           Diesel fuel and compressed natural gas (CNG) or liquefied natural gas (LNG);

·           Diesel fuel and pipeline gas, well-head gas or approved bio-methane; or

·           100% diesel fuel.

The proprietary technology seamlessly displaces 40% to 70% of the normal diesel fuel consumption with various forms of natural gas and the energized fuel balance between the two fuels is maintained with a patented control system ensuring the engines operate to Original Equipment Manufacturers’ (OEM) specified temperatures and pressures with no loss of horsepower. Installation requires no engine modification, unlike the more expensive fuel injected alternative fuel systems in the market.

By displacing highly polluting and expensive diesel fuel with inexpensive, abundant and cleaner burning natural gas, a user can:

·           Reduce fuel and operating costs by 20% to 35%;

·           Reduce toxic emissions such as nitrogen oxide (NOX), carbon monoxide (CO) and fine particulate emissions;

·           Enhance the engine’s operating life, since natural gas is a cleaner burning fuel source; and

·           Minimize diesel fuel storage space by as much as 50%.

Primary end market applications include both primary and back-up diesel generators as well as mid- to heavy-duty vehicular diesel engines.

Our Green Tech Products’ molded recycled rubber products operations specialized in the design, development and manufacturing of branded recycled products and services that provide schools and municipalities with environmentally responsible products to create safer work and play environments. Green Tech’s Duromat Extended Life™ playground safety tiles are  manufactured with a patented “cold-cure” process that allows high quality crumb rubber tiles to have a unique long life, even in extreme hot and cold temperatures.

As of September 30, 2011, we had $453,657 in cash, cash equivalents and restricted certificates of deposit and a working capital deficiency of $2,666,042. Our molded rubber products business has historically been the source of substantially all of our revenue and cash flow over the past three fiscal years and we have incurred substantial losses from operations over those fiscal years. These factors among others raise substantial doubt about our ability to continue as a going concern. Our continued existence is dependent on our ability to obtain additional funding, generate positive operating cash flow, achieve profitability on a sustained basis and generate improved performance. The financial statements have been prepared assuming we will continue as a going concern.

In order to ensure our future viability, management has implemented or is in the process of implementing the following actions:

A.        Iowa State Bank Credit Facility

In November 2010, American Power Group entered into a $2,000,000 working capital line of credit with Iowa State Bank, which expired on December 1, 2011 (subsequently extended to April 1, 2012). We used approximately $800,000 of the proceeds to repay a secured note with the same lender. The maximum amount American Power Group may borrow from time to time under the credit facility is the lesser of (i) $800,000, until such time as we raise additional outside capital, at which time the borrowing limit will be increased by $1.00 for each $1.50 of capital raised; (ii) $2,000,000; and (iii) the sum of 50% of the value of American Power Group’s eligible inventory and 70% of its eligible accounts receivable. In addition, Iowa State Bank agreed to reduce a certificate of deposit collateral requirement from $800,000 to $300,000 and in return we have guaranteed all obligations, and have secured that guarantee by (i) granting to the lender a security interest in a new $300,000 certificate of deposit and certain additional collateral and (ii) agreeing to issue to the lender, as additional collateral, 2,000,000 shares of our Common Stock. These shares of Common Stock will be returned to us, without consideration, at such time as all obligations under the credit facility have been satisfied and the lender has no further obligations to make advances under the credit facility.

B.        Short Term Promissory Notes

In September and October 2010, we issued our 12% unsecured, six-month promissory notes for gross proceeds of $573,500, including notes with aggregate gross proceeds of $323,500 issued to a director and an officer of our company. In addition, we issued 0.5 shares of unregistered Common Stock for each dollar invested in the offering, or 311,750 shares of common stock, including an aggregate of 161,750 shares of Common Stock to the director and officer. We also issued 25,000 shares of Common Stock as a placement fee. In March 2011, the note holders agreed to extend the maturity date of the notes to the earlier of the completion of a financing of at least $3 million or six months after the original maturity date of the notes. In consideration of these extensions, we issued 0.5 additional shares of unregistered Common Stock for each dollar invested in the offering or 321,750 additional shares of Common Stock including 10,000 shares of Common Stock as a placement fee.

In February and March 2011, we issued additional promissory notes for gross proceeds of $270,000, including notes with gross proceeds of $20,000 issued to a director of our company. In addition, we issued an aggregate of 135,000 shares of Common Stock, including 10,000 shares of Common Stock to the director, and paid $30,000 as a placement fee. The maturity date of these notes is the earlier of the completion of a financing of at least $3 million or six months after the date of issuance.

In October 2011, the holder of $250,000 of notes agreed to extend the maturity date of their note to February 8, 2012 and the remaining holders agreed to extend the maturity of their notes to March 31, 2012. In consideration of these extensions, we issued 0.5 additional shares of unregistered Common Stock for each dollar invested in the offering or 421,750 additional shares of Common Stock to the holders in aggregate.

C.       Convertible Promissory Notes

Between October 2010 and March 2011, we issued our 10% unsecured convertible promissory notes for gross proceeds of $500,000. The convertible notes are payable 24 months after issuance and are convertible, at any time after six months from issuance, into shares of Common Stock at a conversion price of 85% of the closing price of our Common Stock on the day the notes were issued.

Between April 2011 and July 2011 we issued additional 10% unsecured convertible promissory notes for gross proceeds of $1,725,000. The convertible notes are payable 24 months after issuance. Each note is convertible at any time, at the option of the holder, into shares of Common Stock at a conversion price of $.59. In addition, each investor received a warrant to purchase that number of shares of Common Stock which is equal to the number of shares of Common Stock into which the principal amount of the note subscribed for by the investor is convertible, multiplied by 0.3. Each warrant will be exercisable for a period of five years after the date the investor subscribed for his or her note, at a price of $.65 per share.

In November 2011, we commenced a private offering of 10% convertible notes payable in an effort to raise up to $1.5 million in gross proceeds and as of December 31, 2011 had issued $507,000 of notes. The convertible notes are payable 24 months after issuance and are convertible at any time, at the option of the holder, into shares of Common Stock at a conversion price equal to 85% of the closing bid price of the Common Stock on the day the notes were issued.  In addition, each investor received a warrant to purchase that number of shares of Common Stock which is equal to the number of shares of Common Stock into which the principal amount of the note subscribed for by the investor is convertible, multiplied by 0.3 at a price equal to equal to 95% of the closing bid price of the Common Stock on the day the notes were issued. (See Note 14)

D.        Strategic Financial Advisor Agreement

In December 2010, we engaged Northland Capital Markets under a one year agreement to principally provide strategic financial advice in the area of capital raising activities. In December 2011, the agreement expired and we engaged Ardour Capital, LLC to serve as our new financial advisor. Ardour Capital is the leading research and investment-banking firm exclusively focused on energy technology, alternative energy and power, and clean and renewable technologies.

E.        Divestiture of Molded Recycled Rubber Products Business

Based on the magnitude of Green Tech Products’ continuing operating losses ($6 million cumulative since acquisition), our Board of Directors determined it to be in the best interests of shareholder value to exit the molded recycled rubber product business and to devote all of our corporate resources to advancing American Power Group’s dual fuel conversion business. On August 1, 2011 we completed the sale of substantially all of the assets of Green Tech Products to Irish Knight Holdings, L.L.C., a company co-owned by two of Green Tech Products’s senior managers.  (See Note 2)

F.        Operating Enhancements

Since the July 2009 acquisition of American Power Group’s dual fuel conversion operations, we have invested over $6 million to enhance our dual fuel products and support dual fuel sales and marketing initiatives intended to promote American Power Group’s dual fuel conversion technology and establish broader market presence worldwide. As a result of these efforts, revenue for the fiscal year ended September 30, 2011 was up over 430% to $1.77 million as compared to approximately $333,000 during the fiscal year ended September 30, 2010.

Principles of Consolidation and Basis of Presentation

The consolidated financial statements include the accounts of GreenMan Technologies, Inc. and our wholly-owned subsidiaries American Power Group, Inc.  and Green Tech Products, Inc. All significant intercompany accounts and transactions have been eliminated in consolidation.  All molded rubber products assets, liabilities and results of operations have been classified as discontinued operations for all periods presented in the accompanying consolidated financial statements.

Management Estimates

The preparation of financial statements in conformity with the United States generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the amounts of revenues and expenses recorded during the reporting period. Actual results could differ from those estimates. Such estimates relate primarily to the estimated lives of property and equipment, other intangible assets, the valuation reserve on deferred taxes, the value of our lease settlement obligation, the value of equity instruments issued and percentage of completion on contracts.  The amount that may be ultimately realized from assets and liabilities could differ materially from the values recorded in the accompanying financial statements as of September 30, 2011.

Reclassification

Certain amounts in the 2010 financial statements have been reclassified to conform to the 2011 presentation. Because we operated our molded rubber products asset during only a portion of the fiscal year, we have included in this report relevant information on this business segment but have classified their respective assets, liabilities and results of operations as discontinued operations for all periods presented in the accompanying consolidated financial statements.

Cash Equivalents

Cash equivalents include short-term investments with original maturities of three months or less.

Certificates of Deposit

We invest excess cash in certificates of deposit issued by various banks.  All certificate of deposit investments have an original maturity of more than three months but less than three years and are stated at original purchase price which approximates fair value.  As of September 30, 2011, we have pledged a $300,000 certificate of deposit as collateral for two loans currently outstanding. (See Note 7)

Concentration of Credit Risk

Financial instruments which potentially subject the Company to a concentration of credit risk are cash and cash equivalents. The Company maintains its bank accounts at multiple banks which at times such balances exceed FDIC insured limits. The Company has not experienced any losses as a result of this practice.

Accounts Receivable

Accounts receivable are carried at original invoice amount less an estimate made for doubtful accounts. Management determines the allowance for doubtful accounts by regularly evaluating past due individual customer receivables and considering a customer’s financial condition, credit history, and the current economic conditions.  Individual accounts receivable are written off when deemed uncollectible, with any future recoveries recorded as income when received.

Inventory

Raw material inventory primarily consists of dual fuel conversion components. Work in progress includes materials, labor and direct overhead associated with incomplete dual fuel conversion projects. Finished goods primarily consist of molded products and playground equipment. All inventory is valued at the lower of cost or market on the first-in first-out (FIFO) method. Inventory consists of the following:

	September 30, 2011	September 30, 2010
Raw materials	$338,594	$282,794
Work in progress	8,642	11,313
Finished goods	943	9,529
Total inventory	$348,179	$303,636

Property, Plant and Equipment

Property, plant and equipment are stated at cost. Depreciation and amortization expense is provided on the straight-line method.  Expenditures for maintenance, repairs and minor renewals are charged to expense as incurred. Significant improvements and major renewals that extend the useful life of equipment are capitalized.

Advertising Costs

The Company expenses advertising costs as incurred. Advertising costs were $9,915 and $97,931 for the fiscal years ended September 30, 2011 and 2010, respectively.

Research and Development Costs

The Company expenses research and development costs as incurred. Research and development costs were $1,322,021 and $699,366 for the fiscal years ended September 30, 2011 and 2010.

Revenue Recognition

We have primarily two sources of revenue from each business segment. Our dual fuel conversion operations derive revenue from (1) product revenue which is earned from the sale and installation of dual fuel conversion equipment and (2) maintenance and service agreements. Revenues from fixed price and modified fixed price sales and installation contracts are recognized on the percentage of completion method based on costs incurred to date in relation to the total estimated costs for each contract. Revisions in costs and earnings during the course of the contract are reflected in the accounting period in which facts requiring revisions becomes known. At the time a loss on a contract becomes known, the entire amount of the estimated loss is accrued. Revenues from product sales are recognized when the product’s installation is complete, title and risk transfer to the customer and collectability is reasonably assured.  Revenues derived from maintenance and service agreements are recognized when the service has been rendered to the customer.

Our molded recycled rubber products operations derived revenue from (1) product revenue which is earned from the sale of molded rubber products and playground equipment and (2) installation revenue which is earned from the installation of molded products and playground equipment. Revenues from product sales are recognized when the products are shipped and collectability is reasonably assured.  Revenues derived from installations of our products are recognized when the installation is complete.

Shipping and Handling Fees and Costs

Shipping and handling fees and costs billed to customers and incurred by the Company are reported gross in revenues and cost of sales in the consolidated statements of operations.

Income Taxes

Deferred tax assets and liabilities are recorded for temporary differences between the financial statement and tax bases of assets and liabilities using the currently enacted income tax rates expected to be in effect when the taxes are actually paid or recovered. A deferred tax asset is also recorded for net operating loss and tax credit carry forwards to the extent their realization is more likely than not. The deferred tax benefit for the period represents the change in the net deferred tax asset or liability from the beginning to the end of the period. As of September 30, 2011, the Company had no uncertain tax positions that qualify for either recognition or disclosure in the financial statements. The Company is no longer subject to U.S. Federal, state or local income tax examinations by authorities for years before fiscal 2008. At September 30, 2011, we recorded approximately $15,000 in other expenses relating to interest and penalties for certain state taxes due.

Stock-Based Compensation

Effective October 1, 2006, we adopted the provisions of ASC 718 “Stock Compensation” for our share-based compensation plans. We adopted ASC 718 using the modified prospective transition method. Under this transition method, compensation cost recognized includes (a) the compensation cost for all share-based awards granted prior to the effective date of ASC 718, but not yet vested, as of October 1, 2006, based on the grant-date fair value estimated and (b) the compensation cost for all share-based awards granted subsequent to September 30, 2006, based on the grant-date fair value estimated in accordance with the provisions of ASC 718. In addition, we have used the vesting term for determining expected terms on stock options for calculating expense as our stock option exercise experience does not provide a reasonable basis for an estimated expected option term. Amortization of stock compensation expense was $252,482 and $155,611 for the fiscal years ended September 30, 2011 and 2010 respectively. The unamortized compensation expense at September 30, 2011 was $281,226 and will be amortized over a weighted average remaining amortizable life of approximately 2.5 years.

The fair value of each option grant during the year ended September 30, 2010 under the 2005 Stock Option Plan were estimated on the date of grant using the Black-Scholes option-pricing model with the following weighted average assumptions; dividend yield of 0%; risk-free interest rate of 2.3%; expected volatility based on historical trading information of approximately 87% and expected term of 5 years.

The fair value of each option grant during the year ended September 30, 2011 under the 2005 Stock Option Plan were estimated on the date of grant using the Black-Scholes option-pricing model with the following weighted average assumptions; dividend yield of 0%; risk-free interest rate of approximately 1%; expected volatility based on historical trading information of ranging from 71% to 87% and expected term of 2 to 3 years.

Intangible Assets

We review intangibles for impairment annually, or more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of our intangible assets below their carrying value.

In conjunction with the Green Tech Products acquisition in 2007 we recognized $735,000 associated with long term contractual relationships acquired and $130,000 to acquired patents. The long term contractual relationships were being amortized on a straight line basis over an estimated useful life ranging from 48 to 60 months and the patents were being amortized on a straight line basis over an estimated useful life of 60 months. Amortization expense relating to contractual relationships and patents included in the loss from discontinued operations for the fiscal years ended September 30, 2011 and 2010 amounted to $100,418 and $200,917, respectively.

In conjunction with the American Power Group acquisition and license agreement we recognized $500,000 associated with the execution of a long term technology license agreement and $500,000 associated with the purchase of the dual fuel conversion technology. Both values are being amortized on a straight line basis over an estimated useful life of 120 months. Amortization expenses associated with the long term technology license agreement and the purchased dual fuel conversion technology amounted to $100,000 per year for the fiscal years ended September 30, 2011 and 2010, respectively. Accumulated amortization was $216,667 at September 30, 2011.

Amortization expense associated with acquisition related intangibles during the next five years is anticipated to be:

Twelve months ending September 30:

	Contracts	Technology	Total
2012	$50,000	$50,000	$100,000
2013	50,000	50,000	100,000
2014	50,000	50,000	100,000
2015	50,000	50,000	100,000
2016 and thereafter	191,672	191,672	383,344
	$391,672	$391,672	$783,344

On June 30, 2011, we amended the Exclusive Patent License Agreement dated as of June 17, 2009 between our company and M & R Development Inc., (“M&R”) formerly known as American Power Group, Inc.  and currently co-owned by one of our American Power Group employees. Pursuant to the license, we acquired the exclusive worldwide right to commercialize M&R’s patented dual fuel alternative energy technology. Pursuant to the amendment:

·            The royalties payable to M&R will be reduced from 10% to 6% for sales as defined in the license from and after the date (the “Royalty Modification Date”) that the sum of all royalties paid to M&R under the license equals $15 million on a cumulative basis, and will be eliminated altogether from and after the date that the sum of all royalties paid to M&R equals $36 million on a cumulative basis (the “Technology Transfer Date”);

·            Prior to the Royalty Modification Date, neither M&R nor any of its stockholders, directors, officers or other representatives may (i) sell, license or otherwise transfer any of the patent rights licensed by us or any other proprietary technology or information owned by M&R which relate to the licensed patent rights (together, the “Technology Rights”), (ii) sell or otherwise transfer a majority of M&R’s outstanding capital stock or (iii) enter into any agreement or commitment contemplating either of the foregoing;

·            M&R has assigned all of its right, title and interest in and to the Technology Rights to us, such assignment to be effective on the Technology Transfer Date, and subject only to the prior receipt by M&R of $36 million in cumulative royalty payments on or before such date;

·            At any time during the period beginning on the Royalty Modification Date and ending on the first anniversary thereof, the Company may purchase the Technology Rights from M&R for an additional payment of $17.5 million; and

·            If we do not exercise the foregoing purchase right prior to the first anniversary of the Royalty Modification Date, and if M&R subsequently receives a bona fide offer from a third party to purchase some or all of the Technology Rights, we will have the right, exercisable at any time within 30 days after the receipt of such an offer, to purchase the Technology Rights from M&R for a purchase price equal to 110% of the price offered by such third party less the sum of all royalties paid to M&R on or before the date we give notice of our election to purchase the Technology Rights.

During the fiscal years ended September 30, 2011 and 2010 we incurred $173,637 and $3,650, respectively in license fees to M&R Development. Of these amounts $43,409 and $912 were applied respectively to the accrued interest on the note for the fiscal years ended September 30, 2011 and 2010.

Product Warranty Costs

We provide for the estimated cost of product warranties for our dual fuel products at the time product revenue is recognized. Factors that affect our warranty reserves include the number of units sold, historical and anticipated rates of warranty repairs, and the cost per repair. We assess the adequacy of the warranty provision and we may adjust this provision if necessary.

The following table provides the detail of the change in our product warranty accrual relating to dual fuel products as of:

	September 30, 2011	September 30, 2010
Warranty accrual at the beginning of the year	$6,188	$715
Charged to costs and expenses relating to new sales	25,720	5,473
Costs of product warranty claims	(4,288)	—
Warranty accrual at the end of year	$27,620	$6,188

Long-Lived Assets

Long-lived assets to be held and used are analyzed for impairment whenever events or changes in circumstances indicate the carrying amount of an asset may not be recoverable.  We evaluate at each balance sheet date whether events and circumstances have occurred that indicate possible impairment.  If there are indications of impairment, we use future undiscounted cash flows of the related asset or asset grouping over the remaining life in measuring whether the assets are fully recoverable.  In the event such cash flows are not expected to be sufficient to recover the recorded asset values, the assets are written down to their estimated fair value.  Long-lived assets to be disposed of are reported at the lower of carrying amount or fair value of asset less the cost to sell.

New Accounting Pronouncements

ASU 2011-04, Fair Value Measurement (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs

This ASU supersedes most of the guidance in Topic 820, although many of the changes are clarifications of existing guidance or wording changes to align with IFRS 13.  In addition, certain amendments in ASU 2011-04 change a particular principle or requirement for measuring fair value or disclosing information about fair value measurements.  The amendments in ASU 2011-04 are effective for public entities for interim and annual periods beginning after December 15, 2011. The Company does not expect the adoption of this update will have a material effect on its consolidated financial statements.

ASU 2011-05, Comprehensive Income (Topic 220) — Presentation of Comprehensive Income

This ASU requires all non-owner changes in stockholders’ equity to be presented either in a single continuous statement of comprehensive income or in two separate but consecutive statements.  For public entities, the amendments are effective for fiscal years, and interim periods within those years, beginning after December 15, 2011. However, ASU 2011-12 has deferred the specific requirement within ASU 2011-05 to present on the face of the financial statements items that are reclassified from accumulated other comprehensive income to net income separately with their respective components of net income and other comprehensive income. Entities should continue to report reclassifications out of accumulated comprehensive income consistent with the presentation requirements in effect before ASU 2011-05. We do not expect a material impact on our financials due to the implementation of this guidance. As ASU No. 2011-05 relates only to the presentation of Comprehensive Income, the Company does not expect the adoption of this update will have a material effect on its consolidated financial statements.

ASU 2011-08, Intangibles — Goodwill and Other (Topic 350): Testing Goodwill for Impairment

This ASU gives an entity the option in its annual goodwill impairment test to first assess revised qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount.  The amendments are effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011. We do not expect a material impact on our financials due to the implementation of this guidance.

Net Loss Per Share

Basic earnings per share represents income available to common stockholders divided by the weighted average number of common shares outstanding during the period.  Diluted earnings per share reflects additional common shares that would have been outstanding if potentially dilutive common shares had been issued, as well as any adjustment to income that would result from the assumed conversion.  Potential common shares that may be issued by us relate to outstanding stock options and warrants (determined using the treasury stock method).

Net loss per share for the fiscal years ended are as follows:

	September 30, 2011	September 30, 2010
Weighted average shares outstanding	35,621,150	33,310,940
Exercisable options and warrants	—	—
Weighted average shares, basic and diluted	35,621,150	33,310,940
Net loss per share — basic and diluted, continuing operations	$(0.16)	$(0.15)
Net loss per share — basic and diluted, discontinued operations	(0.03)	(0.02)
Net loss per share — basic and diluted	$(0.19)	$(0.17)

The calculation of additional exercisable options and warrants above excludes 4,922,618 and 3,962,500 options and warrants that are outstanding at September 30, 2011 and 2010 respectively. Due to our operating at a loss, these options and warrants are deemed to be anti-dilutive as their exercise price exceeds the average closing price used in the calculation of fully diluted shares.

Discontinued Operations	6 Months Ended	12 Months Ended
	Mar. 31, 2012	Sep. 30, 2011
Discontinued Operations and Disposal Groups [Abstract]
Discontinued Operations

8.         Discontinued Operations

On August 1, 2011, we completed the sale of substantially all of the assets of Green Tech Products to Irish Knight Holdings, L.L.C., a company co-owned by two of Green Tech Products’ senior managers, and recorded a loss on disposal of approximately $59,000. The consideration for the purchase of the assets was (i) the assumption of substantially all of Green Tech Products’ liabilities, which were approximately $1.2 million; (ii) a $50,000 stock inventory credit toward the purchase of products and services from the buyer, which credit may be applied during the first nine months after completion of the sale; and (iii) a promissory note in the principal amount of $100,000, which is payable in increasing monthly installments over a period of 60 months.

In March 2012, Irish Knight Holdings agreed, in consideration of a $25,000 reduction in the stock inventory credit and a $38,000 reduction in the then outstanding balance of the promissory note, to pay us a total of $80,000 by December 31, 2012 in full satisfaction of the inventory credit and note.  As a result, we recorded an additional loss on disposal of discontinued assets of $63,000 during the three and six months ended March 31, 2012.

Net sales and loss from our discontinued molded rubber products operations for the three and six months ended March 31 were as follows:

	Three Months Ended		Six Months Ended
	March 31,	March 31,	March 31,	March 31,
	2012	2011	2012	2011
Net sales from discontinued operations	$—	$396,366	$—	$878,123
Loss from discontinued operations	(63,000)	(743,968)	(63,000)	(1,056,044)

2.         Discontinued Operations

In March 2011, we announced our intention to divest our Green Tech Product’s molded rubber products business and to devote all of our corporate resources to American Power Group’s dual fuel conversion business.  Based on Green Tech Products’ significant historical annual operating losses, a 31% decline in revenue during fiscal year 2010, the current U.S. economic situation and the prolonged tightening of capital availability, management believed that a potential buyer of Green Tech Products would look to their net asset value as a starting point, and then discount it significantly in arriving at a potential valuation.  As of March 31, 2011, management determined, based on several fair value determination scenarios, the estimated fair value of Green Tech Products to be below its net asset value and therefore an impairment existed. Accordingly, we recorded a non-cash impairment loss of $273,650 and a $175,229 inventory valuation allowance which is included the loss from discontinued operations for the fiscal year ended September 30, 2011.

On June 14, 2011 we entered into a definitive Asset Purchase Agreement with Irish Knight Holdings, L.L.C. a company co-owned by two of Green Tech Product’s senior managers to sell, subject to shareholder approval, substantially all of the assets of Green Tech Products. On July 29, 2011 our shareholders approved the sale and on August 1, 2011 we completed the sale and recorded a loss on disposal of approximately $59,000. The consideration for the purchase of the assets was (i) the assumption of substantially all of Green Tech Products  liabilities, which were approximately $1.2 million (ii) a $50,000 stock inventory credit toward the purchase of products and services from the buyer, which credit may be applied during the first nine months after completion of the sale; and (iii) a promissory note in the principal amount of $100,000 which is payable in increasing monthly installments over a period of 60 months.

The major classes of assets and liabilities associated with discontinued molded rubber products business were:

	September 30, 2011	September 30, 2010
Assets related to discontinued operations:
Cash	$—	$107,446
Accounts receivable, net	—	703,236
Inventory	—	931,899
Other current assets	—	38,328
Total current assets related to discontinued operations	—	1,780,909
Property, plant and equipment (net)	—	497,326
Other	—	260,900
Total other assets related to discontinued operations	—	758,226
Total assets related to discontinued operations	$—	$2,539,135

Liabilities related to discontinued operations:
Accounts payable	$—	$345,793
Notes payable, current	—	245,065
Accrued expenses, other	—	401,293
Total current liabilities related to discontinued operations	—	992,151
Notes payable, non-current	—	214,919
Total liabilities related to discontinued operations	$—	$1,207,070

Net sales and loss from our discontinued molded rubber products operations for the fiscal years ended were as follows:

	September 30, 2011	September 30, 2010
Net sales from discontinued operations	$2,150,806	$2,241,981
Loss on disposal of discontinued operations	59,526	—
Loss from discontinued operations, net of taxes	1,116,413	708,321

During the year ended September 30, 2010 we recorded income from our discontinued scrap tire operations of $148,569 associated with a net refund of income taxes previously paid.

Property, Plant and Equipment	6 Months Ended	12 Months Ended
	Mar. 31, 2012	Sep. 30, 2011
Property, Plant and Equipment [Abstract]
Property, Plant and Equipment

11.      Property, Plant and Equipment

Property, plant and equipment consist of the following:

	March 31, 2012	September 30, 2011	Estimated Useful Lives
Machinery and equipment	$633,961	$657,155	3 – 7 years
Less accumulated depreciation	(328,722)	(273,615)
Machinery and equipment, net	$305,239	$383,540

3.         Property, Plant and Equipment

Property, plant and equipment consist of the following:

	September 30, 2011	September 30, 2010	Estimated Useful Lives
Machinery and equipment	$657,155	$603,738	3 - 7 years
Less accumulated depreciation	(273,615)	(126,238)
Property, plant and equipment, net	$383,540	$477,500

Contracts in Progress	6 Months Ended	12 Months Ended
	Mar. 31, 2012	Sep. 30, 2011
Contractors [Abstract]
Contracts in Progress

10.      Contracts in Progress

Contracts in progress consist of the following:

	March 31, 2012	September 30, 2011
Costs incurred on uncompleted contracts	$552,495	$549,319
Estimated earnings on contracts in progress	114,811	83,991
	667,306	633,310
Less billings on contracts in progress	601,237	532,247
	$66,069	$101,063
Costs and estimated earnings in excess of billings	$90,934	$143,770
Billings in excess of costs and estimated earnings	24,865	42,707
	$66,069	$101,063

4.         Contracts in Progress

Contracts in progress consist of the following:

	September 30, 2011	September 30, 2010
Costs incurred on uncompleted contracts	$549,319	$57,368
Estimated earnings on contracts in progress	83,991	17,751
	633,310	75,119
Less billings on contracts in progress	532,247	99,569
	$101,063	$(24,450)

Costs and estimated earnings in excess of billings	$143,770	$—
Billings in excess of costs and estimated earnings	42,707	24,450
	$101,063	$(24,450)

Seller's Note Receivable, Related Party	6 Months Ended
Mar. 31, 2012
Related Party Transactions [Abstract]
Seller's Note Receivable, Related Party

15.      Related Party Transactions

On November 18, 2008 we entered into a four-month (extended in March 2009 on a month-to-month basis) consulting agreement at a rate of $7,500 per month with a company owned by one of our directors who also serves as the Chairman of our Compensation Committee.  The consulting firm is currently providing assistance in the areas of due diligence support, “green” market opportunity identification and evaluation, Board of Director candidate identification and evaluation of candidates for nomination to the Board of Directors and other services as our Board may determine.

Long term deposits	6 Months Ended	12 Months Ended
	Mar. 31, 2012	Sep. 30, 2011
Long term deposits
Long term deposits

7.         Long Term Deposits

In December 2007, we made a $149,600 deposit to a third party to secure the exclusive supply and distribution rights in the United States to a technology being developed in China that was intended to transform recycled scrap tires into renewable by-products.  Based on significant delays in the development and commercialization of the technology and the third party’s inability to secure additional funding to complete the development, management has determined the realizability of the deposit to be impaired and therefore has recorded an impairment charge of $149,600 at March 31, 2011.

6.         Long term deposits

In December 2007, we made a $149,600 deposit to a third party to secure the exclusive supply and distribution rights in the United States to a technology being developed in China which was intended to transform recycled scrap tires into renewable by-products.  Based on significant delays in the development and commercialization of the technology and the third party’s inability to secure additional funding to complete the development management has determined the realizability of the deposit to be impaired and therefore has recorded an impairment charge of $149,600 during the fiscal year ended September 30, 2011.

Credit Facility/Notes Payable	6 Months Ended	12 Months Ended
	Mar. 31, 2012	Sep. 30, 2011
Debt Disclosure [Abstract]
Credit Facility/Notes Payable

7.         Credit Facility/Notes Payable

Credit Facility

In November 2010, American Power Group entered into a $2,000,000 working capital line of credit with Iowa State Bank, which expired on December 1, 2011 (subsequently extended to April 1, 2012). We used approximately $800,000 of the proceeds to repay a secured note with the same lender. The maximum amount American Power Group may borrow from time to time under the credit facility is the lesser of (i) $800,000, until such time as we raise additional outside capital, at which time the borrowing limit will be increased by $1.00 for each $1.50 of capital raised; (ii) $2,000,000; and (iii) the sum of 50% of the value of American Power Group’s eligible inventory and 70% of its eligible accounts receivable. In addition, Iowa State Bank agreed to reduce a certificate of deposit collateral requirement from $800,000 to $300,000 and in return we have guaranteed all obligations, and have secured that guarantee by (i) granting to the lender a security interest in a new $300,000 certificate of deposit and certain additional collateral and (ii) agreeing to issue to the lender, as additional collateral, 2,000,000 shares of our Common Stock. The shares, which cannot be sold unless we are in default, have been valued at $20,000 at November 9, 2010 representing their par value and are treated as a contra equity amount on the balance sheet at September 30, 2011. Such shares of Common Stock have no voting or dividend rights and will be returned to us, without consideration, at such time as all obligations under the credit facility have been satisfied and the lender has no further obligations to make advances under the credit facility. During June 2011, Iowa State Bank agreed to advance an additional $250,000 under the credit facility under the condition it was repaid by July 31, 2011 (subsequently extended to April 1, 2012). In addition, two directors and two members of management have each pledged 125,000 shares of our Common Stock as additional collateral for this $250,000 advance.  As of September 30, 2011, we have $1,530,110 outstanding under the credit facility

During fiscal year 2010, we executed several additional secured term notes with Iowa State Bank aggregating approximately $101,000. The notes which are payable in 60 monthly installments ranging from $662 to $1,860 including interest at rates ranging from 7% to 7.7% and are secured by certain purchased equipment.

Short Term Promissory Notes (including Related Party)

In September 2010, we commenced a private offering of 12% unsecured, six-month notes payable in an effort to raise up to $575,000 in gross proceeds (subsequently increased to $850,000).  In addition we agreed to issue 0.5 shares of unregistered Common Stock for each $1 invested in the offering.  In September and October 2010, we issued our 12% unsecured, six-month promissory notes for gross proceeds of $573,500, including notes with aggregate gross proceeds of $323,500 issued to a director and an officer of our company. In conjunction with the issuance of the $250,000 note, two directors and member of management have each pledged 125,000 shares of our Common Stock as additional collateral for this $250,000 note.  In addition, we issued 0.5 shares of unregistered Common Stock for each dollar invested in the offering, or 311,750 shares of common stock, including an aggregate of 161,750 shares of Common Stock to the director and officer. We also issued 25,000 shares of Common Stock as a placement fee. In March 2011, the note holders agreed to extend the maturity date of the notes to the earlier of the completion of a financing of at least $3 million or six months after the original maturity date of the notes. In consideration of these extensions, we issued 0.5 additional shares of unregistered Common Stock for each dollar invested in the offering or 161,750 additional shares of Common Stock.

In February and March 2011, we issued additional promissory notes for gross proceeds of $270,000, including notes with gross proceeds of $20,000 issued to a director of our company. In addition, we issued an aggregate of 135,000 shares of Common Stock, including 10,000 shares of Common Stock to the director, and paid $30,000 as a placement fee. The maturity date of these notes is the earlier of the completion of a financing of at least $3 million or six months after the date of issuance. We paid a placement fee of $30,000 in connection with the issuance of these notes. In conjunction with the issuance of the $250,000 note, two directors and member of management have each pledged 125,000 shares of our Common Stock as additional collateral for this $250,000 note.

In October 2011, the holder of $250,000 of notes agreed to extend the maturity date of their note to February 8, 2012 and the remaining holders agreed to extend the maturity of their notes to March 31, 2012. In consideration of these extensions, we issued 0.5 additional shares of unregistered Common Stock for each dollar invested in the offering or 421,750 additional shares of Common Stock to the holders in aggregate.

Notes payable consists of the following at:

	September 30, 2011	September 30, 2010
Term notes payable, Iowa State Bank, secured by a $300,000 certificate of deposit and 2 million shares of common stock, with rates ranging from 5.5% to 7% and principal due April 1, 2012	$1,530,110	$799,110
Term notes payable, Iowa State Bank, secured by various American Power Group equipment with interest rates ranging from 6.4% to 7.7% and requiring monthly payments from $305 to $1,860 and with due dates ranging from August 2014 to March 2015	121,819	214,656
Term note payable, investor, secured by a 375,000 share stock pledge, requiring monthly interest payments at 12% and with principal due February 8, 2012	250,000	—
Term note payable, investor, secured by a 375,000 share stock pledge, requiring monthly interest payments at 12% and with principal due March 31, 2012	250,000	—
Other unsecured term notes payable with interest rates ranging from 0% to 15%, requiring monthly payments of principal and interest with due dates ranging from February 2012 to July 2012	100,051	—
	2,251,980	1,013,766
Less current portion	(2,167,285)	(92,896)
Notes payable, non-current portion	$84,695	$920,870

The following is a summary of maturities of carrying values of all notes payable at September 30, 2011:

Years Ending September 30,
2012	$2,167,285
2013	39,768
2014	37,430
2015	7,497
$2,251,980

Convertible Notes Payable

In October 2010, we commenced a private offering of 10% convertible notes payable in an effort to raise up to $3 million in gross proceeds. The convertible notes were due 24 months after issuance and are convertible, after six months, into shares of Common Stock at a conversion price equal to 85% of the closing price of our Common Stock on the day the notes are issued. As of September 30, 2011, we have issued $500,000 of convertible notes and recorded deferred financing costs of $29,555, including $2,905 associated with the issuance of placement agent warrants to purchase an aggregate of 15,000 shares of our Common Stock at exercise prices ranging from $.45 to $.61 per share. The warrants are immediately exercisable and have a term of two years from the date of grant. As of September 30, 2011, the notes were convertible into 1,148,689 shares of Common Stock which had a fair value of $918,951based on the closing price of our stock on that date.  Amortization of deferred financing costs was $10,578 during the fiscal year ended September 30, 2011 and the unamortized deferred financing costs at September 30, 2011 were $18,977. In addition, the notes contained a beneficial conversion feature of $85,343 at issuance based on the intrinsic value of the shares into which the notes are convertible. The beneficial conversion discount was recorded as paid-in-capital and will be amortized to interest expense over the two-year term of the notes or ratably upon any partial conversion. Amortization of the beneficial conversion feature was $30,306 during the fiscal year ended September 30, 2011 and the unamortized beneficial conversion feature at September 30, 2011 was $55,038. This type of offering was discontinued in March 2011.

In April 2011 we issued additional 10% unsecured convertible promissory notes for gross proceeds of $1,150,000. The convertible notes are payable 24 months after issuance. Each note is convertible at any time, at the option of the holder, into shares of Common Stock at a conversion price equal to the lower of (i) 110% of the volume-weighted average price of the Common Stock April 22, 2011 (the date the first such notes were issued) or $.59  or (ii) in the event that we issue shares of our Common Stock in a financing on or before September 30, 2011, the gross proceeds of which, at a single closing, exceed $5,000,000 (a “Qualified Financing”), 110% of the price per share of Common Stock paid by investors in such financing. Each note will be convertible at our option into shares of Common Stock at such conversion price if, at any time after the first anniversary of the issuance of the note and prior to the note’s maturity, the average closing price of the Common Stock, as reflected on the principal stock exchange or trading market for the Common Stock, equals or exceeds $1.60 per share (as such price may be equitably adjusted upon certain events such as stock dividends, distributions and splits) for 20 consecutive trading days.  During June and July 2011, we received an additional $575,000 from investors under the same terms as the initial investors. In addition, each investor received a warrant to purchase that number of shares of Common Stock which is equal to the number of shares of Common Stock into which the principal amount of the note subscribed for by the investor is convertible, multiplied by 0.3. Each warrant will be exercisable for a period of five years after the date the investor subscribed for his or her note, at a price equal to the lower of (i) 120% of the volume-weighted average price of the Common Stock on April 22, 2011 (the date the first such notes were issued), or (ii) in the event that we issue shares of our Common Stock in a Qualified Financing, 90% of the price per share of Common Stock paid by investors in such financing. This type of offering was discontinued in August 2011.

As of September 30, 2011, we have issued $1,725,000 of additional convertible notes which are convertible into 2,923,729 shares of Common Stock which had a fair value of $2,338,983 based on the closing price of our stock on September 30, 2011. In addition we granted warrants to purchase an aggregate of 877,119 shares of our Common Stock at an exercise price of $.65 per share. We also incurred deferred financing cost of $51,750 associated with placement agent fees. Amortization of deferred financing costs was $9,662 during the fiscal year ended September 30, 2011 and the unamortized deferred financing costs at September 30, 2011 were $42,088. We recorded a debt discount associated with the issuance of the warrants of $187,011. In addition, the notes contained a beneficial conversion feature of $318,367 at issuance based on the intrinsic value of the shares into which the notes are convertible. The debt discount value and the beneficial conversion feature were recorded as paid-in-capital and will be amortized to interest expense over the two year term of the notes or ratably upon any partial conversion. The discount generated a $156,000 deferred tax liability which we offset with a corresponding decrease of the valuation allowance by the same amount. Amortization of the debt discount value and beneficial conversion feature was $74,876 for the fiscal year ended September 30, 2011 and the unamortized warrant value and beneficial conversion feature at September 30, 2011 was $430,502.

The following is a summary of maturities of all convertible notes payable at September 30, 2011:

Years Ending September 30,	Gross	Discount	Net
2012	$—	$—	$—
2013	2,225,000	485,540	1,739,460
	$2,225,000	$485,540	$1,739,460

Note Payable-Related Party- Other

Prior to the July 2009 acquisition of substantially all of American Power Group assets, a former officer of American Power Group loaned the company $93,400. In conjunction with the acquisition, we hired this former officer and executed a 24 month unsecured promissory note which bears interest at 6.5% interest per annum and is payable in monthly installments of $4,175.  As of September 30, 2011 the remaining balance due was $4,336.  During fiscal year2011,  M&R Development (licensor of our dual fuel technology and co-owned by an American Power Group employee) advanced us $22,302 in aggregate under three separate notes which bear interest at 10% and mature during November and December 2011.

The following is a summary of notes payable-related party at September 30, 2011:

Short term 12% promissory notes	$343,500
Other related party notes	26,638
$370,138

As of September 30, 2011, there were two employees that had unreimbursed expenses amounting to $26,829 which are bearing interest at 10% per annum until paid.  At September 30, 2011, there was $1,292 recorded for accrued interest on these unpaid amounts.

Notes Payable/Credit Facilities

13.      Notes Payable/Credit Facilities

Credit Facilities

In November 2010, American Power Group entered into a $2,000,000 working capital line of credit with Iowa State Bank, which expired on December 1, 2011 (subsequently extended to April 25, 2013). We may borrow up to 50% of the value of American Power Group’s eligible inventory and 70% of its eligible accounts receivable.  We have collateralized the obligations by: (i) granting to the lender a security interest in a $300,000 certificate of deposit and certain additional collateral and (ii) issuing to the lender, as additional collateral, 2,000,000 shares of our Common Stock. The shares, which could not be sold unless we are in default, were valued at $20,000 at November 9, 2010, representing their par value and are treated as a contra equity amount on the balance sheet at September 30, 2011. In December 2011, the lender agreed to return the 2,000,000 shares in return for our pledge to issue in the future up to 2,000,000 shares in the event of a default. This pledge agreement will be terminated at such time as all obligations under the credit facility have been satisfied and the lender has no further obligations to make advances under the credit facility. During June 2011, Iowa State Bank agreed to advance an additional $250,000 under the credit facility under the condition it was repaid by July 31, 2011 (subsequently extended to April 25, 2013). In addition, two directors and two members of management have each pledged 125,000 shares of our Common Stock as additional collateral for this $250,000 advance.  As of March 31, 2012, we have $1,280,110 outstanding under the credit facility. In conjunction with the completion of our Convertible Preferred Stock financing on April 30, 2012, Iowa State Bank extended the maturity of our credit facility to April 25, 2013 and increased our borrowing limits to $2.25 million (see Note 16).

Short Term Promissory Notes (including Related Party)

In September 2010, we commenced a private offering of 12% unsecured, six-month promissory notes payable in an effort to raise up to $575,000 in gross proceeds (subsequently increased to $850,000).  In addition, we agreed to issue 0.5 shares of unregistered Common Stock for each $1 invested in the offering.  In September and October 2010, we issued our 12% unsecured, six-month promissory notes for gross proceeds of $573,500, including notes with aggregate gross proceeds of $323,500 issued to a director and an officer of our company. In connection with the issuance of a note for $250,000, two directors and member of management have each pledged 125,000 shares of our Common Stock as additional collateral.  In addition, we issued 0.5 shares of unregistered Common Stock for each dollar invested in the offering, or 311,750 shares of Common Stock, including an aggregate of 161,750 shares of Common Stock to the director and officer. We also issued 25,000 shares of Common Stock as a placement fee. In March 2011, the note holders agreed to extend the maturity date of the notes for an six additional months after the original maturity date of the notes. In consideration of these extensions, we issued 0.5 additional shares of unregistered Common Stock for each dollar invested in the offering, or 161,750 additional shares of Common Stock.

In February and March 2011, we issued additional six-month promissory notes for gross proceeds of $270,000, including a note with gross proceeds of $20,000 issued to a director of our company. In addition, we issued an aggregate of 135,000 shares of Common Stock, including 10,000 shares of Common Stock to the director. We paid a placement fee of $30,000 in connection with the issuance of these notes. In connection with the issuance of the $250,000 note, two directors and member of management have each pledged 125,000 shares of our Common Stock as additional collateral.

In connection with the issuance of the $250,000 note, two directors and member of management have each pledged 125,000 shares of our Common Stock as additional collateral for this $250,000 note.

In October 2011, the holder of a note in the principal amount of $250,000 agreed to extend the maturity date of such note to February 8, 2012 and the remaining holders agreed to extend the maturity of their notes to March 31, 2012. In consideration of these extensions, we issued 0.5 additional shares of unregistered Common Stock for each dollar invested, or 421,750 additional shares of Common Stock. The $250,000 note due February 8, 2012 and the remaining third party note of $225,000 were not paid as of March 31, 2012. Both holders, as well as a $20,000 related party note holder, agreed to waive any default as of March 31, 2012 in consideration of payment in conjunction with the Convertible Preferred financing.  We repaid $495,000 in principal of these notes with the proceeds of the financing. Related parties holding notes in the aggregate principal amount of $473,500 agreed to a reduction in their interest rate to 8 % and extend the maturity of their notes until April 30, 2014 (see Note 16). These notes have been classified as long term as of March 31, 2012.

On October 12, 2011 an officer loaned us $150,000 pursuant to the terms of a 10% promissory note due November 27, 2011 (and subsequently extended to April 30, 2014).

Convertible Notes Payable

In October 2010, we commenced a private offering of 10% convertible notes payable and raised $500,000 in gross proceeds. The convertible notes were due 24 months after issuance and are convertible, after six months, into shares of Common Stock at a conversion price equal to 85% of the closing price of our Common Stock on the day the notes are issued. In conjunction with the issuance of these notes we recorded deferred financing costs of $29,555, including $2,905 associated with the issuance of placement agent warrants to purchase an aggregate of 15,000 shares of our Common Stock at exercise prices ranging from $.45 to $.61 per share. The warrants are immediately exercisable and have a term of two years from the date of grant. During the six months ended March 31, 2012, $325,000 of the principal and $4,479 of interest were converted into 790,839 shares of our Common Stock and the remaining $175,000 of notes were convertible into 364,741 shares of Common Stock which had a fair value of $251,671 based on the closing price of our stock on that date.  All remaining notes, together with accrued interest were converted into shares of our Common Stock in April 2012 in conjunction with our Convertible Preferred Stock financing (see Note 16). Amortization of deferred financing costs was $3,639 and $10,355 during the three and six months ended March 31, 2012 and the unamortized deferred financing costs at March 31, 2012 were $8,622. In addition, the notes contained a beneficial conversion feature of $85,343 at issuance based on the intrinsic value of the shares into which the notes are convertible. The beneficial conversion discount was recorded as paid-in-capital and will be amortized to interest expense over the two-year term of the notes or ratably upon any partial conversion. Amortization of the beneficial conversion feature was $13,283 and $43,182 during the three and six months ended March 31, 2012 and the unamortized beneficial conversion feature at March 31, 2012 was $11,854. This offering was discontinued in March 2011.

In April 2011, we issued additional 10% unsecured convertible promissory notes for gross proceeds of $1,150,000. The convertible notes are payable 24 months after issuance. Each note is convertible at any time, at the option of the holder, into shares of Common Stock at a conversion price equal to the lower of (i) 110% of the volume-weighted average price of the Common Stock April 22, 2011 (the date the first such notes were issued) or $.59  or (ii) in the event that we issue shares of our Common Stock in a financing on or before September 30, 2011, the gross proceeds of which, at a single closing, exceed $5,000,000 (a “Qualified Financing”), 110% of the price per share of Common Stock paid by investors in such financing. Each note will be convertible at our option into shares of Common Stock at such conversion price if, at any time after the first anniversary of the issuance of the note and prior to the note’s maturity, the average closing price of the Common Stock, as reflected on the principal stock exchange or trading market for the Common Stock, equals or exceeds $1.60 per share (as such price may be equitably adjusted upon certain events such as stock dividends, distributions and splits) for 20 consecutive trading days.  During June and July 2011, we received an additional $575,000 from investors under the same terms as the initial investors. In addition, each investor received a warrant to purchase that number of shares of Common Stock which is equal to the number of shares of Common Stock into which the principal amount of the note subscribed for by the investor is convertible, multiplied by 0.3. Each warrant will be exercisable for a period of five years after the date the investor subscribed for his or her note, at a price equal to the lower of (i) 120% of the volume-weighted average price of the Common Stock on April 22, 2011 (the date the first such notes were issued), or (ii) in the event that we issue shares of our Common Stock in a Qualified Financing, 90% of the price per share of Common Stock paid by investors in such financing. This offering was discontinued in August 2011.

In conjunction with this offering, we granted warrants to purchase an aggregate of 877,119 shares of our Common Stock at an exercise price of $.65 per share. We also incurred deferred financing cost of $51,750 associated with placement agent fees. Amortization of deferred financing costs was $8,318 and $14,841 during the three and six months ended March 31, 2012 and the unamortized deferred financing costs at March 31, 2012 were $27,250. We recorded a debt discount associated with the issuance of the warrants of $187,011. In addition, the notes contained a beneficial conversion feature of $318,367 at issuance based on the intrinsic value of the shares into which the notes are convertible. The debt discount value and the beneficial conversion feature were recorded as paid-in-capital and will be amortized to interest expense over the two year term of the notes or ratably upon any partial conversion. The discount generated a $156,000 deferred tax liability which we offset with a corresponding decrease of the valuation allowance by the same amount. Amortization of the debt discount value and beneficial conversion feature was $99,227 and $163,691 for the three and six months ended March 31, 2012 and the unamortized warrant value and beneficial conversion feature at March 31, 2012 was $267,583. During the three months ended March 31, 2012, notes in the principal amount of were converted into 169,492 shares of our Common Stock. The remaining notes, in the aggregate principal amount of $1,625,000, were convertible into 2,754,237 shares of Common Stock, which had a fair value of $1,900,424 at March 31, 2012 based on the closing price of our stock on that date.  All of such remaining notes, together with accrued interest, were converted into shares of Common Stock in April 2012 in conjunction with our Convertible Preferred Stock financing (see Note 16).

In November 2011, we commenced a new private offering of 10% convertible notes payable in an effort to raise up to $1.5 million in gross proceeds. The convertible notes are payable 24 months after issuance. Each note is convertible at any time, at the option of the holder, into shares of Common Stock at a conversion price equal to 85% of the closing bid price of the Common Stock on the day the notes were issued.  Each note will be convertible at our option into shares of Common Stock at such conversion price if, at any time after the first anniversary of the issuance of the note and prior to the note’s maturity, the average closing price of the Common Stock, as reflected on the principal stock exchange or trading market for the Common Stock, equals or exceeds $1.60 per share (as such price may be equitably adjusted upon certain events such as stock dividends, distributions and splits) for 20 consecutive trading days. In addition, each investor received a warrant to purchase that number of shares of Common Stock which is equal to the number of shares of Common Stock into which the principal amount of the note subscribed for by the investor is convertible, multiplied by 0.3. Each warrant will be exercisable for a period of five years after the date the investor subscribed for his or her note, at a price equal to equal to 95% of the closing bid price of the Common Stock on the day the notes were issued.

During the period of November and December 2011, we issued $507,000 of convertible notes and granted warrants to purchase an aggregate of 341,405 shares of our Common Stock at an exercise prices ranging from $.46 to $.65 per share. During January and February 2012, we received an additional $678,000 from investors under the same terms as the initial investors and granted warrants to purchase an aggregate of 433,700 shares of our Common Stock at an exercise prices ranging from $.42 to $.61 per share.  We also incurred deferred financing cost of $34,450 associated with placement agent fees. Amortization of deferred financing costs was $3,701 and 4,748 during the three and six months ended March 31, 2012 and the unamortized deferred financing costs at March 31, 2012 were $29,702. We recorded a debt discount associated with the issuance of the warrants of $122,836. In addition, the notes contained a beneficial conversion feature of $325,947 at issuance based on the intrinsic value of the shares into which the notes are convertible. The debt discount value and the beneficial conversion feature were recorded as paid-in-capital and will be amortized to interest expense over the two year term of the notes or ratably upon any partial conversion. Amortization of the debt discount value and beneficial conversion feature was $37,981 and $44,717 for the three and six months ended March 31, 2012 and the unamortized warrant value and beneficial conversion feature at March 31, 2012 was $404,066. These notes were convertible into 2,583,681 shares of Common Stock, which had a fair value of $1,782,740 at March 31, 2012 based on the closing price of our stock on that date.  All of these notes, together with accrued interest, were converted into shares of Common Stock in April 2012 in conjunction with our Convertible Preferred Stock financing (see Note 16).

Due to the fact all convertible notes were converted into Common Stock during April 2012, we have classified all convertible notes as current at March 31, 2012 as follows:

	Gross	Discount	Net
Balance outstanding at March 31, 2012	$2,985,000	$683,504	$2,301,496

Commitments and Contingencies	12 Months Ended
Sep. 30, 2011
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

8.         Commitments and Contingencies

Employment Agreements

We have employment agreements with three of our corporate officers, which provide for base salaries, participation in employee benefit programs including our stock option plans and severance payments for termination without cause.

Related Party Consulting Agreement

On November 18, 2008, we entered into a four-month (extended in March 2009 on a month-to-month basis) consulting agreement at a rate of $7,500 per month with a company owned by one of our directors who also serves as the Chairman of our Compensation committee.  The consulting firm is currently providing assistance in the areas of due diligence support, “green” market opportunity identification and evaluation, Board of Director candidate identification and evaluation and other services as our Board may determine.

Rental Agreements

We rent approximately 1,100 square feet of office space in Lynnfield, Massachusetts, on a rolling six-month basis at $1,250 per month. For the years ended September 30, 2011 and 2010, total rental expense in connection with this real estate lease amounted to $15,000 per year, respectively.

During fiscal year 2010, our dual fuel subsidiary rented office and warehousing space on a tenant at will basis from M&R Development (“M&R”), a company co-owned by an American Power Group employee and recorded rent expense of $74,949. On October 1, 2010 they signed a one-year lease with M&R for additional office space and warehouse space at an annual rental of $106,968.  On October 1, 2011, a new 2 year lease was signed with M&R at an annual rental of $120,000. The lease maybe renewed for an additional 2 year term at a mutually agreed upon rate.

Lease Settlement Obligations

In 2006 we received notice from the Georgia landlord indicating that our former Georgia subsidiary was in default under the lease due to its insolvent financial condition. The landlord agreed to waive the default but required that all current and future rights and obligations under the lease be assigned to GreenMan Technologies, Inc. pursuant to a March 2001 guaranty agreement.  We have the right to terminate the Georgia lease with 6 months notice but are obligated to continue to pay rent until the earlier to occur of (1) the sale by the landlord of the premises; (2) the date on which a new long term tenant takes over; or (3) three years from the date on which we vacate the property. As a result we have recorded a lease settlement obligation of $574,058 representing the net present value of the 36 month maximum obligation due under the new amended agreement. We currently sublease a portion of the property to two entities with one paying $4,250 per month under a lease agreement expiring in February 2013 and the other paying $7,500 per month on a tenant-at-will basis. During fiscal 2011 and 2010, we had rental income of $126,000 and $86,057, respectively, associated with the Georgia property and rental expense of $304,555 and $309,720 respectively.

Litigation

We received notice on January 26, 2011 that the Orland Unified School District, Orland, California had filed a complaint in the Glen County Superior Court in the State of California against Green Tech Products and its subsidiaries, GreenMan Technologies and several other unrelated parties seeking general monetary damages, exemplary damages, other statutory damages, attorneys’ fees and costs and other equitable remedies relating to their dissatisfaction with the installation of several playground equipment and tile projects during 2008.  We believe the case was without merit and that we had substantial defenses against the plaintiff’s claims. To avoid further expenses of litigation, however, on August 5, 2011, we entered into a settlement agreement with the plaintiff. Under this agreement, the plaintiff agreed to dismiss its lawsuit and to release all of its claims against all of the defendants, in exchange for our agreement to pay the plaintiff $100,000, of which $50,000 was paid within seven days of the execution of the agreement and $25,000 is payable on each of the first and second anniversaries of the execution of the agreement.

Stockholders' Equity	6 Months Ended	12 Months Ended
	Mar. 31, 2012	Sep. 30, 2011
Stockholders' Equity Note [Abstract]
Stockholders' Equity

14.      Stockholders’ Equity

Common Stock

In October 2011, holders of $843,500 in notes payable (including $343,500 due related parties) agreed to extend the maturity of $250,000 of the notes to February 8, 2012 and the remaining balance to March 31, 2012. In consideration of these extensions, we issued 0.5 additional shares of unregistered Common Stock for each dollar invested in the offering or 421,750 additional shares of Common Stock to the holders in aggregate.

On November 3, 2011, certain convertible note holders agreed to accept 153,241 shares unregistered Common Stock (valued at $90,411) in lieu of cash for interest payments due the note holders.

In December 2011, we issued 100,000 shares of unregistered Common Stock (valued at $48,000) to Ardour Capital for services to be rendered pursuant to the Strategic Financial Advisor Agreement as of that date.

In January 2012, an employee exercised options to purchase an aggregate of 40,000 shares of Common Stock utilizing a cashless exercise feature resulting in the net issuance of 22,222 shares of Common Stock.

During the six months ended March 31, 2012, two directors and an officer agreed to accept 80,000 shares of unregistered Common of Stock (valued at $39,000) in lieu of cash for certain director’s fees and wages due the individuals.

During the six months ended March 31, 2012, several third parties agreed to accept 78,288 shares of unregistered Common Stock (valued at $38,399) in lieu of cash for consulting fees due.

Stock Options

Amortization of stock compensation expense was $67,763 and $99,401 for the three and six months ended March 31, 2012 and $41,856 and $112,952 for the three and six months ended March 31, 2011. The unamortized compensation expense at March 31, 2012 was $219,695 and will be amortized over a weighted average remaining amortizable life of approximately 2.4 years.

In January 2012, we granted options to several directors, management and other individuals to purchase an aggregate of 215,000 shares of our Common Stock at an exercise price of $0.48 per share, which represented the closing price of our stock on the date of each respective grant. The options were granted under the 2005 Stock Option Plan, have a ten-year term and vest immediately on the date of grant.  The fair value of the options at the date of grant in aggregate was $37,870, which was determined on the date of grant using the Black-Scholes option-pricing model with the following weighted average assumptions; dividend yield of 0%; risk-free interest rates of approximately 1%; expected volatility based on historical trading information of 68% and expected term of 2 years.

9.         Stockholders’ Equity

Authorized Shares

On July 29, 2011 our shareholders approved an amendment to our Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 60 million to 100 million shares.

Common Stock

In March 2010, a director exercised options to purchase 36,000 shares of common stock at prices ranging from $.33 to $.40 per share.

On September 2, 2010, the Board of Directors approved the issuance of 25,000 shares of unregistered common stock as restricted stock awards to a new director  as future incentive and recorded a $12,500 expense (the assigned fair value based on the closing bid price) associated with the issuance of these shares during the fiscal year ended September 30, 2010.

On September 17, 2010, the Board of Directors approved the issuance of 161,750 shares of unregistered common stock in conjunction with a debt offering to a director and officer and recorded a deferred financing expense of $72,788 (the assigned fair value based on the closing bid price). (See Note 7).

On October 17, 2010, we issued 150,000 shares of unregistered Common Stock valued at $64,500 (the assigned fair value based on the closing bid price) in conjunction with a debt offering to a third party. During February 2011 and March 2011, we issued an additional 135,000 shares of unregistered Common Stock valued at $68,250 (the assigned fair value based on the closing bid price), including 10,000 to a director in conjunction with the debt offering. On March 11, 2011, holders of $573,500 of notes agreed to extend the maturity date of their notes to the earlier of the completion of a financing of at least $3 million or six months after the original maturity date of the notes in return for the issuance of 296,750 shares of unregistered Common Stock valued at $151,343 (the assigned fair value based on the closing bid price).  (See Note 7)

During January 2011 several directors and an officer exercised options to purchase 108,667 shares of Common Stock at prices ranging from $.28 to $.45 per share.

On February 8, 2011, two directors agreed to accept 41,668 shares of unregistered Common Stock (valued at $16,667) in lieu of cash for certain director’s fees due the individuals.

During the three months ended June 30, 2011, third parties exercised options and warrants to purchase an aggregate of 190,000 shares of common stock with a portion utilizing a cashless exercise feature resulting in the net issuance of 140,888 shares of Common Stock.

1993 Stock Option Plan

The 1993 Stock Option Plan was established to provide stock options to our employees, officers, directors and consultants. This plan expired in June 2004 as it relates to new grants.

Stock options and activity under the Plan is summarized as follows:

	Year Ended September 30, 2011		Year Ended September 30, 2010
		Weighted		Weighted
		Average		Average
		Exercise		Exercise
	Shares	Price	Shares	Price
Outstanding at beginning of period	72,500	$.83	72,500	$.83
Granted	—	—	—	—
Forfeited or expired	—	—	—	—
Exercised	(50,000)	.40	—	—
Outstanding at end of period	22,500	1.80	72,500.83
Exercisable at end of period	22,500	1.80	72,500.83
Reserved for future grants at end of period	—		—
Aggregate intrinsic value of exercisable options	$—		$3,000
Weighted average fair value of options granted during the period		$—		$—

Information pertaining to options outstanding under the plan at September 30, 2011 is as follows:

	Options Outstanding			Options Exercisable
		Weighted			Weighted
		Average	Weighted		Average	Weighted
		Remaining	Average		Remaining	Average
Exercise	Number	Contractual	Exercise	Number	Contractual	Exercise
Prices	Outstanding	Life	Price	Exercisable	Life	Price
$ 1.80	22,500	1 year	$ 1.80	22,500	1 year	$ 1.80

2005 Stock Option Plans

The 2005 Stock Option Plan (the “2005 Plan”) was approved by our stockholders on June 16, 2005. The options granted under the 2005 Stock Option Plan may be either options intended to qualify as “incentive stock options” under Section 422 of the Internal Revenue Code of 1986, as amended; or non-qualified stock options. In March 2010, our stockholders approved an increase to the number of shares authorized under the 2005 Plan from 3.5 million to 6 million shares.

During fiscal year 2010, we granted options to a director and several employees to purchase an aggregate of 425,000 shares of our common stock at an exercise prices ranging from $.31 to $.50 per share, which represented the closing price of our stock on the date of each respective grant. The options granted have a ten-year term and vest equally over a five-year period from the date of grant. The fair value of the options at the date of grant in aggregate was $106,254 which was determined on the date of grant using the Black-Scholes option-pricing model with the following weighted average assumptions; dividend yield of 0%; risk-free interest rates ranging from 1.4% to 2.3%; expected volatility based on historical trading information ranging from 84% to 87% and expected term of 5 years.

During fiscal year 2011, we granted options to a several directors and employees to purchase an aggregate of 280,000 shares of our common stock at an exercise prices ranging from $.45 to $.80 per share, which represented the closing price of our stock on the date of each respective grant. The options granted have a ten-year term and vested immediately upon the date of grant. The fair value of the options at the date of grant in aggregate was $81,295 which was determined on the date of grant using the Black-Scholes option-pricing model with the following weighted average assumptions; dividend yield of 0%; risk-free interest rates ranging from .68% to 1.05%; expected volatility based on historical trading information ranging from 74% to 81% and expected terms ranging from 2 to 3 years.

Stock options and activities under the 2005 Plan are as follows:

	Year Ended September 30, 2011		Year Ended September 30, 2010
		Weighted Average		Weighted Average
		Exercise		Exercise
	Shares	Price	Shares	Price
Outstanding at beginning of period	3,693,000	$.31	3,352,000	$.30
Granted	280,000.68		425,000.37
Forfeited or expired	—	—	(50,000)	.28
Exercised	(112,000)	.34	(34,000)	.34
Outstanding at end of period	3,861,000.34		3,693,000.31
Exercisable at end of period	2,427,800.36		1,404,600.32
Reserved for future grants	1,993,000		2,273,000
Aggregate intrinsic value of exercisable options	$1,073,130		$203,710
Aggregate intrinsic value of all options	$1,774,830		$563,960
Weighted average fair value of options granted during the period		$.29		$.25

Information pertaining to options outstanding under the plan at September 30, 2011 is as follows:

	Options Outstanding			Options Exercisable
		Weighted			Weighted
		Average	Weighted		Average	Weighted
		Remaining	Average		Remaining	Average
Exercise	Number	Contractual	Exercise	Number	Contractual	Exercise
Prices	Outstanding	Life	Price	Exercisable	Life	Price
$ 23 - .80	3,861,000	7.0 years	$ .34	2,427,800	6.7 years	$ .36

The following table summarizes activity related to non-vested options:

	Year Ended September 30, 2011
		Weighted Average
		Grant Date
	Shares	Fair Value
Non-vested at beginning of period	2,288,400	$.21
Granted	280,000.29
Forfeited, expired	—	—
Exercised	—	—
Vested	(1,135,200)	.24
Non-vested at end of period	1,433,200.21

Non -Employee Director Stock Option Plan

Under the terms of our 1996 Non-Employee Director Stock Option Plan, on a non-employee director’s initial election to the Board of Directors, they are automatically granted an option to purchase 2,000 shares of our common stock. The exercise price per share of options granted under the Non-Employee Director Stock Option Plan is 100% of the fair-market value of our common stock on the business day immediately prior to the date of the grant and is immediately exercisable for a period of ten years from the date of the grant. During fiscal year 2006, the Compensation Committee agreed to discontinue future option grants pursuant to the Non-Employee Director Stock Option Plan.

As of September 30, 2011, options to purchase 22,000 shares of our common stock are outstanding and exercisable at prices ranging from $0.51 to $1.95 and had a weighted average exercise price of $1.26 per share and a weighted average contractual life of 2.2 years.

Warrants and Other Stock Options

During fiscal year 2011, we granted options to a consultant to purchase 100,000 shares of our common stock at an exercise price of $.41 per share, which represented the closing price of our stock on the date of each respective grant. The options granted have a four year term and vest 25% immediately on the date of grant with the balance vesting equally over a three year period. The fair value of the options at the date of grant in aggregate was $22,703 which was determined on the date of grant using the Black-Scholes option-pricing model with the following assumptions; dividend yield of 0%; risk-free interest rate of .05%; expected volatility based on historical trading information of 81% and expected term of 3 years.

Information pertaining to all warrants and other stock options granted and outstanding is as follows:

	Year Ended September 30, 2011		Year Ended September 30, 2010
		Weighted Average		WeightedAverage
		Exercise		Exercise
	Shares	Price	Shares	Price
Outstanding at beginning of period	175,000	$.56	450,000	$.53
Granted	992,118.62		—	—
Forfeited,expired,repurchased	—	—	(275,000)	.51
Exercised	(150,000)	.40	—	—
Outstanding at end of period	1,017,118.65		175,000.56
Exercisable at end of period	1,017,118.65		175,000.56
Aggregate intrinsic value of exercisable options/warrants	$173,688		$9,000
Aggregate intrinsic value of all options/warrants	$173,688		$9,000
Weighted average fair value of options granted during the period		$.21		$—

	Options Outstanding			Options Exercisable
		Weighted			Weighted
		Average	Weighted		Average	Weighted
		Remaining	Average		Remaining	Average
Exercise	Number	Contractual	Exercise	Number	Contractual	Exercise
Prices	Outstanding	Life	Price	Exercisable	Life	Price
$ 0.41 - $1.51	1,017,118	4.9 years	$ .65	1,017,118	4.9 years	$ .65

Common Stock Reserved

We have reserved common stock at September 30, 2011 as follows:

Stock option plans	3,905,500
Other stock options	125,000
Other warrants	892,118
Shares issuable upon conversion of notes payable	4,072,418
8,995,036

Employee Benefit Plan	12 Months Ended
Sep. 30, 2011
Compensation and Retirement Disclosure [Abstract]
Employee Benefit Plan

10.      Employee Benefit Plan

We have implemented a Section 401(k) plan for all eligible employees. Employees are permitted to make elective deferrals of up to 75% of employee compensation up to the maximum contribution allowed by law and employee contributions to the 401(k) plan are fully vested at all times.  We may make discretionary contributions to the 401(k) plan which become vested over a period of five years. There were no corporate contributions to the 401(k) plan during the years ended September 30, 2011 and 2010, respectively.

Major Customers	12 Months Ended
Sep. 30, 2011
Major Customers
Major Customers

11.      Major Customers

During the fiscal year ended September 30, 2011 there were four dual fuel customers who accounted for 72% of consolidated net sales with no one individual customer representing more than 35% of the total. During the fiscal year ended September 30, 2010 there were four dual fuel customers who accounted for 75% of consolidated net sales with one individual customer representing 35% of the total.

Fair Value of Financial Instruments	12 Months Ended
Sep. 30, 2011
Fair Value Disclosures [Abstract]
Fair Value of Financial Instruments

12.      Fair Value of Financial Instruments

At September 30, 2011 and 2010, our financial instruments consisted of marketable investments, accounts receivable, accounts payable, notes payable and convertible notes payable. These instruments approximate their fair values as these instruments are either due currently or were negotiated currently and bear interest at market rates. The fair value of the $2,225,000 of convertible note payable is $3,257,934 at September 30, 2011 based upon the intrinsic value of the conversion feature on that date (see Note 7).

Income Taxes	12 Months Ended
Sep. 30, 2011
Income Tax Disclosure [Abstract]
Income Taxes

13.      Income Taxes

The (benefit) for income taxes was comprised of the following amounts for the years ended:

	September 30,	September 30,
	2011	2010
Current:
Federal	$(317,000)	$(36,000)
State	(5,000)	(113,000)
	(322,000)	(149,000)
Deferred:
Federal	—	—
State	—	—
	—	—
Change in valuation reserve	—	—
Total (benefit) for income taxes included in discontinued operations	$(322,000)	$(149,000)

In the course of preparing our September 30, 2010 (2009 Tax Year) income tax returns, it was determined that, pursuant to the provisions of The Worker, Homeownership, and Business Assistance Act of 2009 (“WHBAA”), we were eligible for a refund of $316,707 relating to federal taxes paid in the prior year. The WHBAA is a very specific and narrowly focused act which provided for a net operating loss (“NOL”) carry back of up to five years for NOLs (including Alternative Minimum Tax NOLs) incurred in taxable years beginning or ending in either 2008 or 2009 (but not both).  Use of the Alternative Minimum Tax NOL is limited to 90% of the alternative minimum taxable income, however the WHBAA legislation suspended the 90% limitation on the use of any AMT NOL for the carry back period.  The entire refund relates entirely to federal Alternative Minimum Tax paid in prior years and has been recorded as an income tax benefit along with $5,686 of state refundable income taxes in the accompanying financial statements for the fiscal year ended September 30, 2011.

Historically we have provided a valuation reserve equal to 100% of our potential deferred tax benefit due to the uncertainty of our ability to realize the anticipated benefit given our historical losses.

The difference between the statutory federal income tax rate of 34% and the effective rate is primarily due to net operating losses incurred by us and the provision of a valuation reserve against the related deferred tax assets.

The following differences give rise to deferred income taxes:

	September 30,	September 30,
	2011	2010
Net operating loss carry forwards	$8,556,302	$6,425,712
Differences in fixed asset basis	(69,199)	(78,735)
Alternative Minimum Tax amounts	14,923	331,630
State NOL amounts	892,250	657,300
Other, net	57,770	129,007
	9,452,046	7,464,914
Valuation reserve	(9,452,046)	(7,464,914)
Net deferred tax asset	$—	$—

The following differences between the U.S. federal statutory income tax rate and our effective tax rate are:

	September 30,	September 30,
	2011	2010
Statutory U.S. tax rate	34.0%	34.0%
State taxes, net of federal benefit	0.1	2.0
Amortization	0.7	1.3
All others, net	3.9	1.9
U.S. business credits	(0.5)	(0.5)
Valuation allowance	(33.7)	(36.1)
Effective Tax Rate	4.5%	2.6%

As of September 30, 2011, we had net operating loss carry forwards of approximately $25.2 million. The Federal and state net operating loss carry forwards expire in varying amounts beginning in 2011 and 2013, respectively. In addition, we have Federal tax credit carry forwards of approximately $60,000 available to reduce future tax liabilities. The Federal tax credit carry forwards expire beginning in 2013. Use of net operating loss and tax credit carry forwards maybe subject to annual limitations based on ownership changes in our common stock as defined by the Internal Revenue Code.

Subsequent Events	6 Months Ended	12 Months Ended
	Mar. 31, 2012	Sep. 30, 2011
Subsequent Events [Abstract]
Subsequent Events

16.      Subsequent Events

Private Placement

On April 30, 2012 we completed a private placement of 10% Convertible Preferred Stock to several institutional investors for gross proceeds of approximately $8.2 million. The preferred stock is convertible into Common Stock at an initial conversion price of $0.40 per share and the investors also received five-year warrants to purchase a number of shares of Common Stock equal to the number of shares into which the preferred stock is convertible, exercisable at $0.50 per share. Both the preferred stock and the warrants are subject to adjustment for certain dilutive issuances and upon other customary terms, and they may be converted or exercised, at any time. The Convertible Preferred Stock has a 10% annual dividend, payable quarterly in cash or in shares of Common Stock. The terms of the preferred stock include certain liquidation preferences and other rights described in the Current Report on Form 8-K that we filed on May 3, 2012.  The investors have the right, exercisable at any time before March 31, 2013, to invest up to $2.7 million to buy additional shares of preferred stock and warrants under the same terms.  We are required to file a registration statement with the Securities and Exchange Commission on or before May 30, 2012, to register for resale the shares of Common Stock issuable upon the conversion of the preferred stock and the exercise of the warrants. We used approximately $475,000 of the net proceeds of approximately $7.5 million after fees and expenses from the financing to retire short term debt and intend to use the balance to advance our dual-fuel technologies business.

The holders of the preferred stock also have the right to elect three members of our Board of Directors.  In conjunction with the closing, Dr. Allen Kahn and Mr. Thomas Galvin resigned from the Board of Directors and the holders of the preferred stock appointed Mr. Neil Braverman, Dr. Avi Faliks and Mr. Jamie Weston to the Board of Directors.

Amendments to Certain Related Party Promissory Notes

On April 27, 2012, we entered into amendments to the promissory notes with each of Charles Coppa, Lyle Jensen and Dr. Allen Kahn.  Each amendment reduced the interest rate of the promissory notes to 8% per annum and extended the maturity date of each promissory note to April 30, 2014.

Amendment to Patent License and Note

On April 27, 2012, we entered into Amendment No. 3 to the Exclusive Patent License Agreement dated June 17, 2009 with M&R and GreenMan (Licensor).  The amendment amends the royalty provisions in the license to modify the calculation of the royalty payments and to amend the timing of the royalty payments.  Under the provisions of this amendment, effective April 1, 2012 the monthly royalty amount due shall be the lesser of 10% of net sales or 30% of pre-royalty EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization). No royalties will be due if cumulative EBITDA is less than zero. In addition, the parties amended the Amended and Restated Promissory note dated December 1, 2009 to extend the maturity of the note until February 15, 2015 and defer all interest and principal payments due under the note during calendar 2012. Thereafter, the aggregate principal amount due under the note will be paid in eight equal quarterly payments plus interest.  M&R also agreed to waive any prior defaults under the license.

Extension of Iowa State Credit Facility

On April 30, 2012, Iowa State Bank agreed to extend the maturity of American Power Group’s working capital line of credit to April 25, 2013 and increased the borrowing limits under the facility to $2.25 million.  The other terms and conditions of the credit facility remain unchanged.

Convertible Debenture Conversion

As a condition to the closing of the private placement on April 30, 2012, the investors required that outstanding convertible promissory notes be converted into shares of Common Stock effective as of and immediately prior to the closing.  At or prior to the closing, holders of convertible promissory notes in the aggregate principal amount of $2,985,000 converted such principal, together with interest accrued thereon, into approximately 6,546,000 shares of Common Stock.

14.      Subsequent Events

Convertible Debenture Offering

In November 2011, we commenced a private offering of 10% convertible notes payable in an effort to raise up to $1.5 million in gross proceeds. The convertible notes are payable 24 months after issuance. Each note is convertible at any time, at the option of the holder, into shares of Common Stock at a conversion price equal to 85% of the closing bid price of the Common Stock on the day the notes were issued.  Each note will be convertible at our option into shares of Common Stock at such conversion price if, at any time after the first anniversary of the issuance of the note and prior to the note’s maturity, the average closing price of the Common Stock, as reflected on the principal stock exchange or trading market for the Common Stock, equals or exceeds $1.60 per share (as such price may be equitably adjusted upon certain events such as stock dividends, distributions and splits) for 20 consecutive trading days. In addition, each investor received a warrant to purchase that number of shares of Common Stock which is equal to the number of shares of Common Stock into which the principal amount of the note subscribed for by the investor is convertible, multiplied by 0.3. Each warrant will be exercisable for a period of five years after the date the investor subscribed for his or her note, at a price equal to equal to 95% of the closing bid price of the Common Stock on the day the notes were issued. As of January 11, 2012, we had issued $507,000 of these convertible notes payable.

Nature of Operations, Risks, and Uncertainties	6 Months Ended
Mar. 31, 2012
Nature of Operations, Risks, and Uncertainties
Nature of Operations, Risks, and Uncertainties

1.         Nature of Operations, Risks, and Uncertainties

GreenMan Technologies, Inc. (together with its subsidiaries “we”, “us” or “our”) was originally founded in 1992 and has operated as a Delaware corporation since 1995.  Prior to August 1, 2011, GreenMan was comprised of two business segments, the dual fuel conversion operations (American Power Group) and the molded recycled rubber products operations (Green Tech Products). As described below, our business changed substantially in August 2011, when we sold substantially all of the assets of our molded recycled rubber products operations.

Recent Developments

On April 30, 2012 we completed a private placement of 10% Convertible Preferred Stock to several institutional investors for gross proceeds of approximately $8.2 million. The preferred stock is convertible into Common Stock at an initial conversion price of $0.40 per share and the investors also received five-year warrants to purchase a number of shares of Common Stock equal to the number of shares into which the preferred stock is convertible, at an initial exercise price $0.50 per share. The investors have the right, exercisable at any time before March 31, 2013, to invest up to $2.7 million to purchase additional shares of preferred stock and warrants under the same terms.  In conjunction with the close of the financing, Iowa State Bank extended the maturity of our credit facility to April 25, 2013 and increased our borrowing limits to $2.25 million. In addition, the holders of long-term convertible debentures in the aggregate principal amount of approximately $3 million converted those debentures into shares of our Common Stock in conjunction with this financing. (See Note 16.)

In March 2011, the United States Environmental Protection Agency announced that it had amended its alternative fuel conversion regulations for light, medium and heavy-duty vehicles. Under the new regulations, testing and compliance procedures differ based on the age category of the vehicle or engine that is being converted:  (1) new or relatively new; (2) intermediate age (“IUL”); or (3) outside useful life (“OUL”).  All conversion manufacturers seeking exemption must demonstrate compliance, but the requirements differ among age categories.

In September 2011, we were notified by the EPA that our first submission under the new regulations had been approved for the OUL Heavy Duty 2004 Caterpillar C-15 engine family.  In May 2012, we were notified by the EPA of approval for an additional 55 CAT and Detroit Diesel OUL engine families.

Nature of Operations, Risks, and Uncertainties

Our American Power Group’s patented dual fuel conversion system is a unique external fuel delivery enhancement system that converts existing diesel engines into more efficient and environmentally friendly engines that have the flexibility, depending on the circumstances, to run on:

•           Diesel fuel and compressed natural gas (CNG) or liquefied natural gas (LNG);

•            Diesel fuel and pipeline gas, well-head gas or approved bio-methane; or

•            100% diesel fuel.

Our proprietary technology seamlessly displaces 40% to 70% of the normal diesel fuel consumption with various forms of natural gas and the energized fuel balance between the two fuels is maintained with a patented control system ensuring the engines operate to Original Equipment Manufacturers’ (OEM) specified temperatures and pressures with no loss of horsepower. Installation requires no engine modification, unlike the more expensive fuel injected alternative fuel systems in the market.

By displacing highly polluting and expensive diesel fuel with inexpensive, abundant and cleaner burning natural gas, a user can:

•            Reduce fuel and operating costs by 20% to 35%;

•            Reduce toxic emissions such as nitrogen oxide (NOX), carbon monoxide (CO) and fine particulate emissions;

•            Enhance the engine’s operating life, since natural gas is a cleaner burning fuel source; and

Primary end market applications include both primary and back-up diesel generators as well as mid- to heavy-duty vehicular diesel engines.

On August 1, 2011, we completed the sale of substantially all of our Green Tech Products’ molded recycled rubber products operations to Irish Knight Holdings, L.L.C., a company co-owned by two of Green Tech Products’ senior managers, and recorded a loss on disposal of approximately $59,000. Green Tech Products specialized in the design, development and manufacturing of branded recycled products and services that provide schools and municipalities with environmentally responsible products to create safer work and play environments.

As of March 31, 2012, we had $304,798 in cash, cash equivalents and restricted certificates of deposit and a working capital deficiency of $5,113,704. Our molded rubber products business has historically been the source of substantially all of our revenue and cash flow over the past three fiscal years and we have incurred substantial losses from operations over those fiscal years. These factors among others raise substantial doubt about our ability to continue as a going concern. Our continued existence is dependent on our ability to obtain additional funding (see Note 16), generate positive operating cash flow, achieve profitability on a sustained basis and generate improved performance. The financial statements have been prepared assuming we will continue as a going concern.

In order to ensure our future viability, management has implemented or is in the process of implementing the following actions:

A.        Private Placement

On April 30, 2012 we completed a private placement of 10% Convertible Preferred Stock to several institutional investors for gross proceeds of approximately $8.2 million. (See Note 16.)

B.        Iowa State Bank Credit Facility

In November 2010, American Power Group entered into a $2 million working capital line of credit with Iowa State Bank, which was due to expire April 30, 2012 but has been extended to April 25, 2013 in conjunction with our Convertible Preferred Stock financing. We may borrow up to 50% of the value of American Power Group’s eligible inventory and 70% of its eligible accounts receivable. We have guaranteed all obligations under the line of credit and have secured that guarantee by (i) issuing to the lender a security interest in a $300,000 certificate of deposit and certain additional collateral and (ii) agreeing to issue to the lender, as additional collateral 2,000,000 shares of our Common Stock. In December 2011, the lender agreed to return the 2,000,000 shares in return for our pledge to issue up to 2,000,000 shares in the event of a default.  This pledge agreement will be terminated, at such time as all obligations under the credit facility have been satisfied and the lender has no further obligations to make advances under the credit facility.

C.        Short Term Promissory Notes

In September and October 2010, we issued our 12% unsecured, six-month promissory notes for gross proceeds of $573,500, including notes with aggregate gross proceeds of $323,500 issued to a director and an officer of our company. In addition, we issued 0.5 shares of unregistered Common Stock for each dollar invested in the offering, or 311,750 shares of Common Stock, including an aggregate of 161,750 shares of Common Stock to the director and officer. We also issued 25,000 shares of Common Stock as a placement fee. In March 2011, the note holders agreed to extend the maturity date of the notes for six additional months after the original maturity date of the notes. In consideration of these extensions, we issued 0.5 additional shares of unregistered Common Stock for each dollar invested in the offering, or 321,750 additional shares of Common Stock, including 10,000 shares of Common Stock as a placement fee.

In February and March 2011, we issued additional six-month promissory notes for gross proceeds of $270,000, including a note with gross proceeds of $20,000 issued to a director of our company. In addition, we issued an aggregate of 135,000 shares of Common Stock, including 10,000 shares of Common Stock to the director, and paid $30,000 as a placement fee.

In October 2011, the holder of a note in the principal amount of $250,000 agreed to extend the maturity date of such note to February 8, 2012 and the remaining holders agreed to extend the maturity of their notes to March 31, 2012. In consideration of these extensions, we issued 0.5 additional shares of unregistered Common Stock for each dollar invested, or an aggregate of 421,750 additional shares of Common Stock. We used $495,000 from the proceeds of the Convertible Preferred Stock financing to repay the three of these notes.

D.        Convertible Promissory Notes

Between October 2010 and March 2011, we issued our 10% unsecured convertible promissory notes for gross proceeds of $500,000. The convertible notes are payable 24 months after issuance and are convertible, at any time after six months from issuance, into shares of Common Stock at a conversion price of 85% of the closing price of our Common Stock on the day the notes were issued.

Between April 2011 and July 2011 we issued additional 10% unsecured convertible promissory notes for gross proceeds of $1,725,000. The convertible notes are payable 24 months after issuance. Each note is convertible at any time, at the option of the holder, into shares of Common Stock at a conversion price of $.59. In addition, each investor received a warrant to purchase that number of shares of Common Stock which is equal to the number of shares of Common Stock into which the principal amount of the note subscribed for by the investor is convertible, multiplied by 0.3. Each warrant will be exercisable for a period of five years after the date the investor subscribed for his or her note, at a price of $.65 per share.

In November 2011, we commenced a private offering of 10% convertible notes payable in an effort to raise up to $1.5 million in gross proceeds and as of March 31, 2012 we have issued $1,185,000 of notes and closed the offering. The convertible notes are payable 24 months after issuance and are convertible at any time, at the option of the holder, into shares of Common Stock at a conversion price equal to 85% of the closing bid price of the Common Stock on the day the notes were issued.  In addition, each investor received a warrant to purchase that number of shares of Common Stock which is equal to the number of shares of Common Stock into which the principal amount of the note subscribed for by the investor is convertible, multiplied by 0.3 at a price equal to equal to 95% of the closing bid price of the Common Stock on the day the notes were issued.

All of these notes were converted into shares of our Common Stock in conjunction with the Convertible Preferred Stock financing.

E.        Strategic Financial Advisor Agreement

In December 2011, we engaged Ardour Capital, LLC to serve as our new financial advisor. Ardour Capital is the leading research and investment-banking firm exclusively focused on energy technology, alternative energy and power, and clean and renewable technologies. In April 2012, we closed on an $8.2 Convertible Preferred financing with the assistance of Ardour (see Note 16).

F.        Divestiture of Molded Recycled Rubber Products Business

Based on the magnitude of Green Tech Products’ continuing operating losses ($6 million cumulative since acquisition), our Board of Directors determined it to be in the best interests of shareholders to exit the molded recycled rubber product business and to devote all of our corporate resources to advancing American Power Group’s dual fuel conversion business. On August 1, 2011 we completed the sale of substantially all of the assets of Green Tech Products to Irish Knight Holdings, L.L.C., a company co-owned by two of Green Tech Product’s senior managers.

G.        Operating Enhancements

Since the July 2009 acquisition of American Power Group’s dual fuel conversion operations, we have invested over $7.0 million to enhance our dual fuel products and support dual fuel sales and marketing initiatives intended to promote American Power Group’s dual fuel conversion technology and establish broader market presence worldwide. As a result of these efforts, revenue for the six months ended March 31, 2012 increased 10% over the prior year’s results and revenue for fiscal year ended September 30, 2011 increased more than 430% to $1.77 million as compared to approximately $333,000 during the fiscal year ended September 30, 2010.

Our continued existence is dependent on our ability to generate positive operating cash flow, achieve profitability on a sustained basis and generate improved performance. If American Power Group is unable to achieve sustained profitability and we are unable to obtain additional financing to supplement our cash position, our ability to maintain our current level of operations could be materially and adversely affected.  There is no guarantee we will be able to achieve profitability.

Basis of Presentation	6 Months Ended
Mar. 31, 2012
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Basis of Presentation

2.         Basis of Presentation

The consolidated financial statements include the accounts of GreenMan Technologies, Inc. and our wholly-owned subsidiaries American Power Group, Inc. and Green Tech Products, Inc. (inactive). All significant intercompany accounts and transactions have been eliminated in consolidation.  All molded rubber products assets, liabilities and results of operations have been classified as discontinued operations for all periods presented in the accompanying consolidated financial statements.

The accompanying interim financial statements at March 31, 2012 are unaudited and should be read in conjunction with the financial statements and notes thereto for the year ended September 30, 2011 included in our Annual Report on Form 10-K. The balance sheet at September 30, 2011 has been derived from the audited financial statements as of that date, certain information and footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been condensed or omitted pursuant to the Securities and Exchange Commission rules and regulations, although we believe the disclosures which have been made herein are adequate to ensure that the information presented is not misleading.  The results of operations for the interim periods reported are not necessarily indicative of those that may be reported for a full year.  In our opinion, all adjustments which are necessary for a fair statement of our financial position as of March 31, 2012 and the operating results for the interim periods ended March 31, 2012 and 2011 have been included.

Certificates of Deposit	6 Months Ended
Mar. 31, 2012
Certificates of Deposit
Certificates of Deposit

3.         Certificates of Deposit

All certificate of deposit investments have an original maturity of more than three months but less than three years and are stated at original purchase price which approximates fair value.  As of March 31, 2012 and September 30, 2011, we have pledged a $300,000 certificate of deposit as collateral for two loans currently outstanding with Iowa State Bank.

Receivables	6 Months Ended
Mar. 31, 2012
Receivables [Abstract]
Receivables

4.         Receivables

Accounts Receivable

Accounts receivable are carried at original invoice amount less an estimate made for doubtful accounts. Management determines the allowance for doubtful accounts by regularly evaluating past due individual customer receivables and considering a customer’s financial condition, credit history, and the current economic conditions.  Individual accounts receivable are written off when deemed uncollectible, with any future recoveries recorded as income when received.

Seller’s Note Receivable, Related Party

In conjunction with the July 2009 acquisition of substantially all the American Power Group operating assets, including the name American Power Group (excluding its dual fuel patent), we acquired a promissory note from the previous owners of American Power Group (renamed M&R Development, Inc.), payable to the Company, in the principal amount of $800,000. The note bears interest at the rate of 5.5% per annum and was based on the difference between the assets acquired and the consideration given.  Per our agreement, 25% of any royalties due periodically to M&R under a technology license agreement will be applied against outstanding interest and principal due under the terms of the note rather than be paid to M&R. Based on the fiscal year 2012 plan, we have classified $275,000 of the balance as the current portion. In conjunction with the Convertible Preferred Stock financing, on April 27, 2012, we amended the note to extend the maturity of the note from July 2013 to February 15, 2015 and defer all interest and principal payments due under the note during calendar 2012. Thereafter, the aggregate principal amount due under the note will be paid in eight equal quarterly payments plus interest. (see Note 16)

We consider this a related party note as one of the former owners of American Power Group is now an employee of ours.

Net Loss Per Share	6 Months Ended
Mar. 31, 2012
Earnings Per Share [Abstract]
Net Loss Per Share

5.         Net Loss Per Share

Basic earnings per share represents income available to common stockholders divided by the weighted average number of common shares outstanding during the period.  Diluted earnings per share reflects additional common shares that would have been outstanding if potentially dilutive common shares had been issued, as well as any adjustment to income that would result from the assumed conversion.  Potential common shares that may be issued by us relate to outstanding stock options and warrants and convertible debt.   Basic and diluted net loss per share are the same for the three and six months ended March 31, 2012 and 2011, since the effect of the inclusion of all outstanding options, warrants and convertible debt would be anti-dilutive. In addition, the common shares issued as additional collateral are excluded from both these calculations due to the restrictive nature of the agreement and shares.

At the closing of the $8.2 million private placement on April 30, 2012 described in Note 16, holders of convertible promissory notes in the aggregate principal amount of $2,985,000 had converted such principal, together with interest accrued thereon, into approximately 6,546,000 shares of Common Stock.

Inventory	6 Months Ended
Mar. 31, 2012
Inventory Disclosure [Abstract]
Inventory

6.         Inventory

Raw material inventory primarily consists of dual fuel conversion components. Work in progress includes materials, labor and direct overhead associated with incomplete dual fuel conversion projects. All inventory is valued at the lower of cost or market on the first-in first-out (FIFO) method. Inventory consists of the following:

	March 31, 2012	September 30, 2011
Raw materials	$474,124	$338,594
Work in progress	4,616	8,642
Finished goods	1,461	943
Total inventory	$480,201	$348,179

Intangible Assets	6 Months Ended
Mar. 31, 2012
Goodwill and Intangible Assets Disclosure [Abstract]
Intangible Assets

9.         Intangible Assets

We review intangibles for impairment annually, or more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of our intangible assets below their carrying value.

In conjunction with the American Power Group acquisition and license agreement, we recognized $500,000 associated with the execution of a long term technology license agreement and $500,000 associated with the purchase of the dual fuel conversion technology. Both values are being amortized on a straight line basis over an estimated useful life of 120 months. Amortization expenses associated with the long term technology license agreement and the purchased dual fuel conversion technology amounted to $25,000 for the three months and $50,000 for the six months ended March 31, 2012 and 2011, respectively. Accumulated amortization was $266,660 at March 31, 2012 and $216,666 at September 30, 2011.

A critical component of our dual fuel aftermarket conversion solution is the internally developed software component of our electronic control unit. The software allows us to seamlessly and constantly monitor and control the various gaseous fuels to maximize performance and emission reduction while remaining within all original OEM diesel engine performance parameters. We have developed a base software application and EPA testing protocol for both our OUL and IUL engine applications, which will be customized for each engine family approved in order to maximize the performance of the respective engine family.

During fiscal 2011, we incurred costs to develop these software applications that were recorded as research and development costs and expensed as incurred until we were able to establish technological feasibility, which we did in September 2011 with our first EPA engine family approval. As a result, we began capitalizing costs associated with our software application development. We will cease capitalization of additional costs when the product or enhancement is available for general release to customers. As of March 31, 2012, we have capitalized $527,955 of development costs associated with our OUL ($252,250) and IUL ($275,705) applications, which will be amortized on a straight line basis over an estimated useful life of 60 months for OUL applications and 84 months for IUL applications. Amortization costs for the three months and six months ended March 31, 2012 were $0 and $3,632, respectively.

Amortization expense associated with acquisition related intangibles during the next five years is anticipated to be:

Twelve months ending March 31:

	Contracts	Technology	Testing Software	Total
2013	$50,000	$50,000	$89,837	$189,837
2014	50,000	50,000	89,837	189,837
2015	50,000	50,000	89,837	189,837
2016	50,000	50,000	89,837	189,837
2017	50,000	50,000	89,837	189,837
2018 and thereafter	116,670	116,670	75,138	308,478
	$366,670	$366,670	$524,323	$1,257,663

On June 30, 2011, we amended the Exclusive Patent License Agreement dated as of June 17, 2009 between our company and M&R. Pursuant to the amendment:

•            The royalties payable to M&R will be reduced from 10% to 6% for sales as defined in the license from and after the date (the “Royalty Modification Date”) that the sum of all royalties paid to M&R under the license equals $15 million on a cumulative basis, and will be eliminated altogether from and after the date that the sum of all royalties paid to M&R equals $36 million on a cumulative basis (the “Technology Transfer Date”);

•            Prior to the Royalty Modification Date, neither M&R nor any of its stockholders, directors, officers or other representatives may (i) sell, license or otherwise transfer any of the patent rights licensed by us or any other proprietary technology or information owned by M&R which relate to the licensed patent rights (together, the “Technology Rights”), (ii) sell or otherwise transfer a majority of M&R’s outstanding capital stock or (iii) enter into any agreement or commitment contemplating either of the foregoing;

•            M&R has assigned all of its right, title and interest in and to the Technology Rights to us, such assignment to be effective on the Technology Transfer Date, and subject only to the prior receipt by M&R of $36 million in cumulative royalty payments on or before such date;

•            At any time during the period beginning on the Royalty Modification Date and ending on the first anniversary thereof, the Company may purchase the Technology Rights from M&R for an additional payment of $17.5 million; and

•            If we do not exercise the foregoing purchase right prior to the first anniversary of the Royalty Modification Date, and if M&R subsequently receives a bona fide offer from a third party to purchase some or all of the Technology Rights, we will have the right, exercisable at any time within 30 days after the receipt of such an offer, to purchase the Technology Rights from M&R for a purchase price equal to 110% of the price offered by such third party less the sum of all royalties paid to M&R on or before the date we give notice of our election to purchase the Technology Rights.

In conjunction with the Convertible Preferred Stock financing, on April 27, 2012, we entered into Amendment No. 3 to the Exclusive Patent License Agreement dated June 17, 2009 with M&R and GreenMan (Licensor).  The amendment amends the royalty provisions in the license to modify the calculation of the royalty payments and to amend the timing of the royalty payments.  Under the provisions of this amendment, effective April 1, 2012 the monthly royalty amount due shall be the lesser of 10% of net sales or 30% of pre-royalty EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization). No royalties will be due if cumulative EBITDA is less than zero.

Product Warranty Costs	6 Months Ended
Mar. 31, 2012
Product Warranties Disclosures [Abstract]
Product Warranty Costs

12.      Product Warranty Costs

We provide for the estimated cost of product warranties for our dual fuel products at the time product revenue is recognized. Factors that affect our warranty reserves include the number of units sold, historical and anticipated rates of warranty repairs, and the cost per repair. We assess the adequacy of the warranty provision and we may adjust this provision if necessary.

The following table provides the detail of the change in our product warranty accrual relating to dual fuel products as of:

	March 31, 2012	September 30, 2011
Warranty accrual at the beginning of the period	$27,620	$6,188
Charged to costs and expenses relating to new sales	11,302	25,720
Costs of product warranty claims	(9,856)	(4,288)
Warranty accrual at the end of period	$29,066	$27,620

Related Party Transactions	6 Months Ended
Mar. 31, 2012
Notes to Financial Statements
Related Party Transactions

15.      Related Party Transactions

On November 18, 2008 we entered into a four-month (extended in March 2009 on a month-to-month basis) consulting agreement at a rate of $7,500 per month with a company owned by one of our directors who also serves as the Chairman of our Compensation Committee.  The consulting firm is currently providing assistance in the areas of due diligence support, “green” market opportunity identification and evaluation, Board of Director candidate identification and evaluation of candidates for nomination to the Board of Directors and other services as our Board may determine.